                                                              October 11, 1995

                               P R O S P E C T U S

Northwestern Mutual Variable CompLife(R)

    This prospectus describes the Variable CompLife(R) Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide lifetime insurance coverage on the insured named in the Policy. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of Northwestern Mutual Variable Life Account (the "Account").

    The owner of a Policy may allocate the net premiums to one or more of the nine divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The prospectus for the Fund, attached to this prospectus, describes the investment objectives of the nine portfolios: the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio.


Variable Whole Life Policy with Additional Protection

    The Policy provides for a scheduled premium payable at least annually, but the owner of a Policy may pay more than the scheduled amount. In some situations the owner may pay less than the scheduled amount. Northwestern Mutual Life guarantees that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as scheduled premiums are paid when due and no Policy debt is outstanding. The Policy may include insurance which is guaranteed for only a specified number of years. There is no guaranteed minimum cash value.

    In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. Deductions for sales costs and administrative expenses are made from the cash values of Policies surrendered during the early Policy years. Therefore a Policy should be purchased only if the purchaser intends to keep it in force for a reasonably long period.

    A Policy may be returned for a full refund for a limited period of time. See "Right to Return Policy", p.15.


COMPLIFE(R) IS A REGISTERED SERVICE MARK OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY.
    The assets of the High Yield Bond Division of the Account are invested in shares of the High Yield Bond Portfolio of the Fund, which invests primarily in fixed income securities that are rated below investment grade by the major rating agencies. Such securities are sometimes known as "junk bonds" and are considered speculative. Investors should carefully consider the risks associated with such investments, as described in the Fund's prospectus attached hereto, and should understand that high yield fixed income securities are not appropriate for short-term investment purposes.
IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. See DEDUCTIONS AND CHARGES and CASH VALUE.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR NORTHWESTERN MUTUAL SERIES FUND, INC. WHICH IS ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[NORTHWESTERN MUTUAL LIFE LOGO]
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

                                    CONTENTS

                                                                            PAGE
Summary ..................................................................    3
  Variable Life Insurance ................................................    3
  The Account and its Divisions ..........................................    3
  The Policy .............................................................    3
    Premiums .............................................................    3
    Death Benefit ........................................................    3
    Cash Value ...........................................................    3
    Deductions and Charges ...............................................    4
      From Premiums ......................................................    4
      From Policy Value ..................................................    4
      From the Assets of the Account and the Fund ........................    4
      Transaction Charges ................................................    4
      Surrender Charges ..................................................    4
The Northwestern Mutual Life Insurance Company,
  Northwestern Mutual Variable Life Account and
    Northwestern Mutual Series Fund, Inc. ................................    5
   Northwestern Mutual Life ..............................................    5
   The Account ...........................................................    5
   The Fund ..............................................................    5
      Index 500 Stock Portfolio ..........................................    5
      Select Bond Portfolio ..............................................    5
      Money Market Portfolio .............................................    6
      Balanced Portfolio .................................................    6
      Growth and Income Stock Portfolio ..................................    6
      Growth Stock Portfolio .............................................    6
      Aggressive Growth Stock Portfolio ..................................    6
      High Yield Bond Portfolio ..........................................    6
      International Equity Portfolio .....................................    6
Detailed Information About the Policy ....................................    6
   The Policy Design .....................................................    6
   Requirements for Insurance ............................................    7
   Premiums ..............................................................    7
   Death Benefit .........................................................    9
   Policy Value and Paid-Up Additional Insurance .........................   10
   Allocations to the Account ............................................   10
   Deductions and Charges ................................................   10
      Deductions from Premiums ...........................................   10
      Charges Against the Policy Value ...................................   11
      Charges Against the Account Assets .................................   11
      Transaction Charges ................................................   12
      Surrender Charges ..................................................   12
   Guarantee of Premiums, Deductions
    and Charges ..........................................................   13
   Cash Value ............................................................   13
   Annual Dividends ......................................................   13
   Loans and Withdrawals .................................................   14
   Excess Amount .........................................................   15
   Paid-Up Insurance .....................................................   15
   Reinstatement .........................................................   15
   Right to Return Policy ................................................   15
   Right to Exchange for a Fixed Benefit Policy ..........................   16
   Other Policy Provisions ...............................................   16
      Owner ..............................................................   16
      Beneficiary ........................................................   16
      Incontestability ...................................................   16
      Suicide ............................................................   16
      Misstatement of Age or Sex .........................................   16
      Collateral Assignment ..............................................   16
      Payment Plans ......................................................   16
      Deferral of Determination and Payment ..............................   16
   Voting Rights .........................................................   16
   Substitution of Fund Shares
    and Other Changes ....................................................   17
   Reports ...............................................................   17
   Special Policy for Employers ..........................................   17
   Distribution of the Policies ..........................................   18
   Tax Treatment of Policy Benefits ......................................   18
Other Information ........................................................   18
   Management ............................................................   18
   Regulation ............................................................   20
   Legal Proceedings .....................................................   21
   Registration Statement ................................................   21
   Experts ...............................................................   21
Financial Statements .....................................................   22
  Financial Statements of the Account
    (for the six months ended June 30, 1995
    -- unaudited) ........................................................   22
  Report of Independent Accountants
    (for year ending December 31, 1994) ..................................   27
  Financial Statements of the Account
    (for year ending December 31, 1994) ..................................   28
Financial Statements of Northwestern Mutual Life
    (for the three years ending
    December 31, 1994) ...................................................   32
  Report of Independent Accountants
    (for the three years ending
    December 31, 1994) ...................................................   44

Appendix .................................................................   45

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SUMMARY

    The following summary provides a brief overview of the Account and the Policy. It omits details which are included elsewhere in this prospectus and the attached Fund prospectus and in the terms of the Policy.

VARIABLE LIFE INSURANCE
    Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death a variable life insurance policy should not be considered unless the primary need is life insurance protection.
THE ACCOUNT AND ITS DIVISIONS

    Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has nine divisions. The owner of the Policy determines how net premiums are to be apportioned. Up to six divisions may be selected at any one point in time. The assets of each division are invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. The nine Portfolios are the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio. The investment objectives of the Portfolios are briefly described herein. See "The Fund", p. 5. For additional information see the attached prospectus for the Fund.

THE POLICY

PREMIUMS

    The Policy provides for a scheduled premium for the Minimum Guaranteed Death Benefit and any Additional Protection purchased as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but is guaranteed for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that are purchased with the Policy. The Policy permits payment of optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. Payment of premiums may be suspended if it is determined under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. Resumption of premiums may be required in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued the amount of scheduled premiums may be increased, or decreased, within limits, at the option of the policyowner. Premiums are payable at least annually.

DEATH BENEFIT

    Northwestern Mutual Life guarantees that the Minimum Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if scheduled premiums are paid when due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. The Additional Protection is guaranteed for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.

CASH VALUE

    The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. A Policy may be surrendered for its cash value. A surrender charge applies during the first 15 policy years. Partial surrenders are permitted by administrative practice if the remaining Policy meets minimum size requirements.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

    -    Deduction of 3.5% for state and federal taxes attributable to premiums

    -    Sales load of 4.5%

    - Annual Policy fee of $84, currently expected to be reduced to $60 after ten years

    -    Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

    - Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

    - Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks

    -    Any extra premium for additional benefits purchased with the Policy

FROM POLICY VALUE

    - An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.

    - Any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance

FROM THE ASSETS OF THE ACCOUNT AND THE FUND

    - A daily charge at the annual rate of .60% of the account assets for mortality and expense risks
    - A daily charge for investment advisory and other services provided to the Fund. The total Fund expenses vary by Portfolio and currently fall in an approximate range of .22% to .87% of assets on an annual basis.
TRANSACTION CHARGES

    - Fee of up to $25 (currently waived) for transfers among the Account Divisions

    -    Fee of up to $25 (currently waived) for withdrawals of Excess Amount
    - Charge for administrative costs to process a partial surrender, currently expected to be $250
SURRENDER CHARGES

    - Surrender charges for sales and issuance expenses deducted from Policy proceeds upon surrender of the Policy during the first 15 years

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
                  NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT AND
                      NORTHWESTERN MUTUAL SERIES FUND, INC.

NORTHWESTERN MUTUAL LIFE
    The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's seventh largest life insurance company, based on total assets in excess of $48 billion on December 31, 1994 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents.
THE ACCOUNT
    Northwestern Mutual Variable Life Account was established by the Trustees of Northwestern Mutual Life on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to other income, gains or losses of Northwestern Mutual Life. The Account is used only for variable life insurance policies. However, the policies issued prior to the date of this prospectus are different from the Variable CompLife(R) Policies described herein. The older policies are described in a separate prospectus and are offered only in states where the Variable CompLife Policies are not yet available.
    The Account is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of management or investment practices or policies. The Account has nine divisions. All of the assets of each division are invested in shares of the corresponding Portfolio of the Fund described below.

THE FUND

    Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Shares of each Portfolio of the Fund are purchased by the corresponding division of the Account at their net asset value without any sales charge.
    The investment adviser for the Fund is Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .69% for the International Equity Portfolio, based on 1994 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .18% for the International Equity Portfolio. Northwestern Mutual Life provides certain personnel and facilities used by NMIS in performing its investment advisory functions and is a party to the investment advisory agreement. J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. have been retained under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively.
    The investment objectives and types of investments for each of the nine Portfolios of the Fund are set forth below. There can be no assurance that the objectives of the Portfolios will be realized. For more information about the investment objectives and policies, the attendant risk factors and expenses see the Fund prospectus.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks generally are more volatile than debt securities and involve greater investment risks.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

DETAILED INFORMATION ABOUT THE POLICY

THE POLICY DESIGN

    The simplified description of the Variable CompLife(R) Policy design in this section is intended to help the reader understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.

    The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.

    Net premiums are invested in the Account divisions selected by the Policyowner and increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If premiums are paid when due and investment experience is favorable, the Policy Value will increase year by year.

    The Policy is designed so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which is subtracted from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or the Policyowner will need to pay additional premium to keep the

Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (called the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p.15.

    The Policy also allows the payment of additional premiums to purchase variable paid up additional insurance. The values for the additional insurance are calculated separately from those which support the initial amount of insurance and do not affect the Policy Value. Unscheduled additional premiums to purchase variable paid-up additional insurance are allowed, subject to insurability of the insured when the premiums are accepted.

REQUIREMENTS FOR INSURANCE

    The minimum amount required for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 17. The Minimum Guaranteed Death Benefit must always be at least $1,000.

    Before issuing a Policy, Northwestern Mutual Life will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. A higher premium is charged for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which the insured is placed.

PREMIUMS

    The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at the Home Office or to an Authorized Agent of Northwestern Mutual Life.

     By administrative practice, Northwestern Mutual Life accepts premiums on a monthly, quarterly or semi-annual schedule. If premiums are paid more frequently than annually, Northwestern Mutual Life places the scheduled net annual premium in the Account on each Policy anniversary. Northwestern Mutual Life advances this amount on this date and is reimbursed as premium payments are received from the Policyowner. The Policyowner has no obligation to repay the amount that has been advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If premiums are not paid when due, the Account assets supporting the Policy will be reduced to reflect the premiums due later in the Policy year.

    Premiums paid other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. Monthly premiums may be paid only through an automatic payment plan arranged with the Policyowner's bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semiannual premium is equal to the annual premium times .5096 plus $1.35.

    The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. A notice is sent to the Policyowner not less than two weeks before each premium is due.

    The purchaser of the Policy may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above.

    Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level.

    In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

    After the Policy is issued the additional premium included in the scheduled premium may be decreased at any time upon the request of the Policyowner. The additional premium included in the scheduled premium may be increased, or optional unscheduled additional premiums may be paid, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to the insurability requirements and issue limits of Northwestern Mutual Life.

    If the Policy includes Additional Protection, an increased premium may be required after the guaranteed period to prevent a reduction of the amount of Additional Protection. The increased premium, if required, is determined each year as of the date 25 days before the Policy anniversary. The Policyowner is entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which the required increased premium is not paid when due.

    Payment of scheduled premiums may be suspended, at the option of the Policyowner, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount",
p. 15. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. The net single premium and the present value of future charges will be calculated using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 11. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. Payment of scheduled premiums may be resumed as of any Policy anniversary. Payment of scheduled premiums must be resumed as of the next Policy anniversary if the

Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. Unscheduled additional premiums may be paid while suspension of scheduled premiums is in effect, subject to the insurability requirements and issue limits of Northwestern Mutual Life.

    The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If a premium is paid during the grace period, the values for the Policy will be the same as if the premium had been paid when due. If the premium is not paid within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p.
15. If a Policy is surrendered, its cash value will be paid. See "Cash Value",
p. 13.

    The following table shows representative annual premiums for a Policy with an initial amount of $200,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.

                  MINIMUM          PREMIUM
                 GUARANTEED      FOR MINIMUM                     PREMIUM FOR
      AGE AT       DEATH         GUARANTEED       ADDITIONAL      ADDITIONAL         TOTAL
      ISSUE       BENEFIT       DEATH BENEFIT     PROTECTION      PROTECTION        PREMIUM
    ------------------------------------------------------------------------------------------
                                                    SELECT

        15      $100,000          $  688            $100,000        $  294          $  982
        35       100,000           1,347             100,000           505           1,852
        55       100,000           3,351             100,000         1,660           5,011

                                                  STANDARD PLUS

        15      $100,000          $  745            $100,000        $  304          $1,049
        35       100,000           1,479             100,000           558           2,037
        55       100,000           3,640             100,000         2,420           6,060

                                                    STANDARD

        15      $100,000          $  848            $100,000        $  370          $1,218
        35       100,000           1,723             100,000           656           2,379

        55       100,000           4,367             100,000         3,190           7,557

DEATH BENEFIT

    The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.

    The Minimum Guaranteed Death Benefit selected by the Policyowner when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as scheduled premiums are paid when due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit it has been assumed that the Account assets will grow at a net annual rate of 4%. Northwestern Mutual Life bears the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

    The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as scheduled premiums are paid when due and no Policy debt is outstanding. A condition for this guarantee is that any dividends paid on the Policy must be used to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 15. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. The amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, are calculated 25 days before each Policy anniversary. The Policyowner may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time any required increased premium is not paid when it is due.

    The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which is deducted from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount",
p. 15. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.

    The Policy is designed to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits," p. 18. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.

    The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE

    The Policy Value and the value of any paid-up additional insurance are each determined daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. The Policyowner may increase or decrease the amount of scheduled additional premium which is being paid to increase the Policy Value or to increase the amount of paid-up additional insurance, and may change the allocation for applying this additional premium. Changes in the scheduled additional premium and its allocation must be made by written request. Evidence of insurability may be required. Increases in the scheduled additional premium are not permitted after the Policy anniversary nearest the insured's 85th birthday.

    The value of paid-up additional insurance may be transferred to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. Policy Value may not be transferred to the value of paid-up additional insurance.

ALLOCATIONS TO THE ACCOUNT

    The first net annual premium for the Policy, including any net scheduled additional premium, is placed in the Account on the Policy date. The net scheduled annual premium is placed in the Account on each Policy anniversary thereafter even if premiums are being paid on an other-than-annual frequency. Net unscheduled premiums will be placed in the Account on the date received at the Home Office of Northwestern Mutual Life. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.

    Premiums placed in the Account prior to the initial allocation date are invested in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after the application is approved by Northwestern Mutual Life. On the initial allocation date the amount in the Money Market Division is invested in the Account divisions as directed in the application for the Policy. The Policyowner may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If any portion of a premium is allocated to a division, the division must receive at least 10% of that premium.

    The Account assets supporting a Policy may be apportioned among as many as six divisions of the Account at any one time.

    The Policyowner may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. Transfers are effective on the date a written request is received at the Home Office of Northwestern Mutual Life. Northwestern Mutual Life reserves the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS
    A charge for taxes attributable to premiums is deducted from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .75% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. Northwestern Mutual Life does not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. Northwestern Mutual Life believes that this charge does not exceed a reasonable estimate of an increase in its federal income taxes resulting from a recent change in the Internal Revenue Code.
    A charge of 4.5% for sales costs is deducted from each premium. Northwestern Mutual Life expects to recover its sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts deducted for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, Northwestern Mutual Life will pay the expenses from its other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks assumed by Northwestern Mutual Life.

See "Charges Against the Account Assets", below. To the extent that the amounts deducted for sales costs exceed the amounts needed, Northwestern Mutual Life will realize a gain.

    An annual fee of $60 is deducted from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. Northwestern Mutual Life retains the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. Northwestern Mutual Life does not expect to profit from this charge.

    An annual charge is deducted from premiums each of the first 10 years to compensate Northwestern Mutual Life for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If the Policy is surrendered before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 12.

    An annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit is deducted from premiums each year to compensate Northwestern Mutual Life for the risk assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as all premiums are paid when due, no matter how unfavorable investment performance may be.

    Any extra amounts charged for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, are also deducted to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE

    A cost of insurance charge is deducted from the Policy Value on each Policy Anniversary. The amount is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. A cost of insurance charge is also deducted from the cash value of any paid-up additional insurance on each Policy anniversary. If an unscheduled premium is received on a day other than a Policy anniversary and the net amount at risk increases as a result, a cost of insurance charge will be deducted on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

    While payment of premiums is suspended, a portion of the annual charges which would ordinarily be deducted from premiums will be deducted from the Policy Value instead. This deduction will also be made on the Policy anniversary each year.

    The Policy Value will also be reduced by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.

CHARGES AGAINST THE ACCOUNT ASSETS

    There is a daily charge to the Account for the mortality and expense risks assumed by Northwestern Mutual Life. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as Northwestern Mutual Life estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. Northwestern Mutual Life will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.

    The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, a daily charge for federal income taxes incurred by Northwestern Mutual Life is not being made. In no event will the charge for taxes exceed that portion of the actual tax expenses of Northwestern Mutual Life which is fairly allocable to the Policies.

TRANSACTION CHARGES

    The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. These charges are currently being waived.

SURRENDER CHARGES

    If the Policy is surrendered before the premium due at the beginning of the fifteenth year has been paid, surrender charges will be deducted from the Policy Value. A table of surrender charges is in the Policy.

    The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which have not been deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as the premium is paid (or payment of premiums is suspended) and is zero after the premium due at the beginning of the tenth Policy year has been paid (or suspended).

    The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if the annual premium had been paid. During the first five policy years, if premiums are paid more frequently than annually the premium surrender charge percentages will be adjusted to reflect the actual period for which premiums have been paid.
    If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.
    If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

   For Policies surrendered after payment of                Premium Surrender Charge Percentage
                                                            -----------------------------------
   the premium due at the beginning of year:        Issue age 65 and under              Issue age 75
   -----------------------------------------        ----------------------              ------------
                       1                                     24%                             24%
                       2                                     28%                           25.5%

                       3                                     32%                             27%

                       4                                     36%                           28.5%

                  5 through 10                               40%                             30%

                       11                                    32%                             24%

                       12                                    24%                             18%

                       13                                    16%                             12%

                       14                                     8%                              6%

                  15 and later                                0%                              0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

    Northwestern Mutual Life guarantees and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

CASH VALUE

    The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If premiums are not being paid on an annual basis the cash value is reduced for any premiums due later in the Policy year.

    The cash value for a Policy is determined at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, the cash value for a Policy may also be determined on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios of the Fund.

    The owner of a Policy may surrender it for the cash value at any time during the lifetime of the insured. Alternatively, the cash value may be applied to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p.15.
    Northwestern Mutual Life will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. The owner will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. A deduction from the Policy proceeds for a proportionate part of the surrender charges will be made if a partial surrender takes place before the premium due at the beginning of the fifteenth Policy year has been paid. A transaction charge will be made when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. Northwestern Mutual Life currently expects this charge to be $250.
ANNUAL DIVIDENDS

    The Policies share in divisible surplus to the extent determined annually by Northwestern Mutual Life. A Policy's share will be distributed annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

    Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

    Northwestern Mutual Life's actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. Classes are determined by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, the Trustees of Northwestern Mutual Life adopt a dividend scale each year, thereby authorizing the distribution of the dividend.

    Northwestern Mutual Life has no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations in this prospectus, it has been assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.

    Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.

     The prospectus illustrations show dividends being used to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p.15. If the Policy has Excess Amount, or if no Additional Protection is in force, dividends may be used to purchase variable benefit paid-up additional insurance, used to pay premiums or paid in cash. If the Policy is in force as fixed benefit paid-up insurance, dividends may be paid in cash or used to purchase fixed benefit paid-up additional insurance. If the Policy is in force as variable benefit paid-up insurance, dividends may be paid in cash or used to purchase variable benefit paid-up additional insurance.

LOANS AND WITHDRAWALS

    The owner of a Policy may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. Loan proceeds may be taken in cash or may be applied to pay premiums on the Policy.

    Interest on a Policy loan accrues and is payable on a daily basis. Unpaid interest is added to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. The owner will be given a notice at least 31 days before the termination date. The notice will show how much must be repaid to keep the Policy in force.

    The Policy loan interest rate is selected by the owner. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. The variable rate will be adjusted annually, but will not be less than 5%.

    The amount of a Policy loan, including interest as it accrues, will be taken from the Account divisions in proportion to the amounts in the divisions. The amounts withdrawn will be transferred to Northwestern Mutual Life's general account and will be credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks assumed by Northwestern Mutual Life and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

    Except when the Policy is in force as fixed benefit paid-up insurance, a Policy loan will be allocated between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

    A Policy loan, and any accrued interest outstanding, may be repaid, in whole or in part, at any time. Payments will be credited as of the date received and will be transferred from the general account of Northwestern Mutual Life to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

    The Policyowner may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 15. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but is currently being waived.

     A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

     If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless an additional unscheduled premium is paid to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to the Policyowner.

EXCESS AMOUNT

    The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If premiums are not being paid on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

PAID-UP INSURANCE

    If a premium is not paid within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively the Policyowner may select a reduced amount of variable benefit paid-up insurance. This selection must be made during the grace period or sooner.

    If the Policy is in force as a reduced amount of fixed benefit paid-up insurance the amount of the cash value will be transferred from the Account to Northwestern Mutual Life's general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period the Policy will be treated as surrendered. Variable benefit paid-up insurance may be selected only if the cash value of the Policy is at least $5,000.

    The amount of paid-up insurance is determined by the applying amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered or terminated. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.

REINSTATEMENT

    If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. A substantial payment may be required. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. A 4% rate of investment earnings will be credited for the period from the due date of the overdue premium to the date of reinstatement. An adjustment will be made for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if it has been surrendered for its cash value.

RIGHT TO RETURN POLICY

    A Policy may be returned for a full refund of the premium paid within 45 days after the application for insurance is signed, or within 10 days after the Policy is received, or within 10 days after a Notice of Cancellation Right is mailed or delivered to the owner, whichever date is latest. The Policy may be mailed or delivered to the agent who sold it or to the Home Office of Northwestern Mutual Life. If returned, the Policy will be considered void from the beginning.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

    The owner may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. The exchange may be elected at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. Evidence of insurability is not required.

    The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies issued by Northwestern Mutual Life on the issue date of the Policy.

    The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

    An exchange will be effective when Northwestern Mutual Life receives a proper written request, as well as the Policy and any amount due on the exchange.

    The owner of a Policy may also exchange it for a fixed benefit policy if the Fund changes its investment adviser or if there is a material change in the investment policies of a Fund portfolio. The owner will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual Life at its Home Office.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued the owner may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. Northwestern Mutual Life will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, benefits under a Policy will be adjusted to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral security. Northwestern Mutual Life is not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at the Home Office.

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Life agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, Northwestern Mutual Life will ordinarily pay Policy benefits within seven days after receipt of all required documents at its Home Office. However, determination and payment of benefits may be deferred during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

    If a Policy is in force as fixed benefit paid-up insurance, Northwestern Mutual Life has the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more interest will be paid at an annual effective rate of 4%.

VOTING RIGHTS

    Northwestern Mutual Life is the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares Northwestern Mutual Life will exercise its right to vote the shares to elect directors of the Fund, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any Fund shareholders' meeting. However, Northwestern Mutual Life will vote the Fund shares held in the Account in accordance with instructions from owners of the Policies. Northwestern Mutual Life will vote the Fund shares held in its general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit Northwestern Mutual Life to vote the Fund shares in its own discretion, it may elect to do so.

    The number of Fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Fund Portfolio. The number will be determined as of a date chosen by Northwestern Mutual Life, but not more than 90 days before the Fund shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited with written materials at least 14 days before the meeting. Shares as to which no instructions have been received will be voted in the same proportion as the shares as to which instructions have been received.

    Northwestern Mutual Life may, if required by state insurance officials, disregard voting instructions which would require Fund shares to be voted for a change in the sub-classification or investment objectives of a Fund Portfolio, or to approve or disapprove an investment advisory agreement for the Fund. Northwestern Mutual Life may also disregard voting instructions that would require changes in the investment policy or investment adviser for the Fund or a Fund Portfolio, provided that Northwestern Mutual Life reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual Life disregards voting instructions a summary of the action and reasons therefor will be included in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

    If, in the judgment of Northwestern Mutual Life, a Fund Portfolio becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. Northwestern Mutual Life has also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

    For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) the owner of a Policy will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. Owners will also receive annual and semiannual reports for the Account and the Fund, including financial statements.

SPECIAL POLICY FOR EMPLOYERS
    A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.
    These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

    For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. Prospective purchasers of the Policies are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES

    The Policies will be sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers.

    Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

    Agents who meet certain productivity and persistency standards receive additional compensation. New agents may be paid differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX TREATMENT OF POLICY BENEFITS

    The Policies are "life insurance contracts" as that term is defined in Sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under
Section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under Section l0l(a) of the Code.

    Under certain limited circumstances, all or part of a partial surrender or a withdrawal during the first 15 years may be taxable on a "gain first basis" to the extent that the cash value of the Policy exceeds the basis of the Policy. This means the amount surrendered or withdrawn may be taxable even if that amount is less than the basis of the Policy.

    Northwestern Mutual Life believes that loans received under the Policies (except modified endowment contracts as described below) will be construed as indebtedness of an owner in the same manner as loans under a fixed benefit life insurance policy and that no part of any loan under a Policy will constitute income to the owner.

    Policies will be classified as modified endowment contracts under Section 7702A of the Internal Revenue Code if the aggregate premium paid during the first 7 years exceeds a defined "7-pay limit". Generally, this can occur if significant additional premiums are paid or the death benefit is reduced within the first 7 years or if additional benefits are added to the Policy.

    For Policies that are modified endowment contracts, withdrawals, partial surrenders, Policy loans and dividends paid in cash are taxable as income on a gain first basis. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Policies that are modified endowment contracts (including any fixed dollar policies that are modified endowment contracts) issued by Northwestern Mutual Life to the Policyowner during the same calendar year are aggregated.

    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.

    The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisers should be consulted for more complete information.

OTHER INFORMATION

MANAGEMENT

    Northwestern Mutual Life is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual Life and their positions including Board committee memberships, and their principal occupations, are as follows:

TRUSTEES

NAME                                                     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                                     -------------------------------------------
R. Quintus Anderson (A, IF) . . . . . . . . . . .      Chairman, The Aarque Companies, Jamestown, NY
                                                       (diversified metal products manufacturing)

Edward E. Barr (HR) . . . . . . . . . . . . . . .      President and Chief Executive Officer, Sun Chemical
                                                       Corporation, Fort Lee, New Jersey (graphic arts); and
                                                       President and Chief Executive Officer, DIC Americas,
                                                       Inc., Fort Lee, NJ

Gordon T. Beaham, III (A, IF) . . . . . . . . . .      Chairman of the Board and President, Faultless
                                                       Starch/Bon Ami Company, Kansas City, MO (consumer
                                                       products manufacturer)

Frank H. Bertsch (IP) . . . . . . . . . . . . . .      Chairman of the Executive Committee, Flexsteel
                                                       Industries, Inc., Dubuque, IA (upholstered furniture)

Robert C. Buchanan (E, F, IF) . . . . . . . . . .      President and Chief Executive Officer, Fox Valley
                                                       Corporation, Appleton, WI (manufacturer of gift wrap
                                                       and writing paper)

Robert E. Carlson (E) . . . . . . . . . . . . . .      Executive Vice President of Northwestern Mutual Life

George A. Dickerman (IP)  . . . . . . . . . . . .      President, Spalding Sports Worldwide, Chicopee, MA
                                                       (manufacturer of sporting equipment)

Thomas I. Dolan (HR)  . . . . . . . . . . . . . .      Retired since 1992; prior thereto, Chairman, A. O.
                                                       Smith Corporation, Milwaukee, WI

Pierre S. du Pont IV (IP) . . . . . . . . . . . .      y, Richards, Layton aRceand Finger, Wilmington, DE

James D. Ericson (E, F, HR, IF, IP) . . . . . . .      President and Chief Executive Officer of Northwestern
                                                       Mutual Life since 1993; President and Chief Operating
                                                       Officer, 1991-1993; President, 1990-1991; prior
                                                       thereto, Executive Vice President

J. E. Gallegos (A, IF)  . . . . . . . . . . . . .      Attorney at Law; President, Gallegos Law Firm, Santa
                                                       Fe, New Mexico

Patricia Albjerg Graham (IP)  . . . . . . . . . .      Professor, Graduate School of Education, Harvard
                                                       University, Cambridge, MA, and President, The Spencer
                                                       Foundation (social and behavioral sciences) since 1991

Richard H. Holton (IP)  . . . . . . . . . . . . .      Professor Emeritus, Haas School of Business
                                                       Administration, University of California, Berkeley, CA

Stephen F. Keller (A, IF) . . . . . . . . . . . .      Chairman, Santa Anita Realty Enterprises since 1992;
                                                       President, Santa Anita Operating Company, Arcadia, CA
                                                       (thoroughbred racing and real estate investments)
                                                       since 1991; Attorney at Law, Fulbright & Jaworski, Los
                                                       Angeles, CA, January, 1991 to June, 1991; prior
                                                       thereto, Vice Chairman, Seidler Amdec Securities,
                                                       Inc., Los Angeles

J. Thomas Lewis (HR)  . . . . . . . . . . . . . .      Attorney, Monroe & Lemann, New Orleans, LA

Fred G. Luber (E, F, IF)  . . . . . . . . . . . .      Chairman and Chief Executive Officer, Super Steel
                                                       Products Corp., Milwaukee, WI

Daniel F. McKeithan, Jr. (E, F, HR) . . . . . . .      President, Tamarack Petroleum Company, Inc.,
                                                       Milwaukee, WI (operator of oil and gas wells);
                                                       President, Active Investor Management, Inc.,
                                                       Milwaukee, WI

Guy A. Osborn (E, F, IF)  . . . . . . . . . . . .      Chairman and Chief Executive Officer of Universal
                                                       Foods Corporation, Milwaukee, WI since 1991; prior
                                                       thereto, President and CEO

Donald J. Schuenke (E, F, HR, IF, IP) . . . . . .      Retired since 1994; Chairman of Northwestern Mutual
                                                       Life,  1993-1994;   Chairman  and  Chief  Executive
                                                       Officer,  1990-1993;  prior thereto, President and
                                                       Chief Executive Officer

H. Mason Sizemore, Jr. (IP) . . . . . . . . . . .      President and Chief Operating Officer, The Seattle
                                                       Times, Seattle, WA (publishing)

Harold B. Smith (IP)  . . . . . . . . . . . . . .      Chairman, Executive Committee, Illinois Tool Works,
                                                       Inc., Chicago, IL (engineered components and
                                                       industrial systems and consumables)

Sherwood H. Smith, Jr. (IP) . . . . . . . . . . .      Chairman of the Board and Chief Executive Officer of
                                                       Carolina Power & Light since 1992; prior thereto,
                                                       Chairman, President and Chief Executive Officer

John E. Steuri (HR) . . . . . . . . . . . . . . .      Chairman and Chief Executive Officer of ALLTEL
                                                       Information Services, Inc., Little Rock, AR
                                                       (application software) since 1991; prior thereto,
                                                       Chairman of the Board, President and Chief Executive
                                                       Officer

John J. Stollenwerk (E, F, IF)  . . . . . . . . .      President and Owner, Allen-Edmonds Shoe Corporation,
                                                       Port Washington, WI

Barry L. Williams (HR)  . . . . . . . . . . . . .      President and Chief Executive Officer, C.N. Flagg
                                                       Power, Inc., Meriden, CT (construction services for
                                                       electric power plants) and President, Williams Pacific
                                                       Ventures, Inc., Redwood City, CA (venture capital)

Kathryn D. Wriston (A, IF)  . . . . . . . . . . .      Director of various corporations, New York, NY

A   -   Member, Audit Committee             HR   -   Member, Human Resources and Public Policy Committee
E   -   Member, Executive Committee         IF   -   Member, Investment and Financial Policy Committee
F   -   Member, Finance Committee           IP   -   Member, Insurance Product and Marketing Committee

                     SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                            POSITION WITH
                           NAME                       NORTHWESTERN MUTUAL LIFE
             -----------------------------------------------------------------
             Deborah A. Beck                   Senior Vice President
             John M. Bremer                    Senior Vice President, General
                                               Counsel and Secretary

             Peter W. Bruce                    Executive Vice President
             Mark G. Doll                      Senior Vice President
             James W. Ehrenstrom               Senior Vice President

             Richard L. Hall                   Senior Vice President
             William C. Koenig                 Senior Vice President and Chief
                                               Actuary
             Mason G. Ross                     Senior Vice President

             Frederic H. Sweet                 Senior Vice President
             Dennis Tamcsin                    Senior Vice President
             Walter J. Wojcik                  Senior Vice President
             Edward J. Zore                    Executive Vice President

             Gary E. Long                      Vice President and Controller

REGULATION

    Northwestern Mutual Life is subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. Northwestern Mutual Life is also subject to the insurance laws and regulations of the other jurisdictions in which it is licensed to operate.

LEGAL PROCEEDINGS

    Northwestern Mutual Life is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT

    A registration statement has been filed with the Securities and Exchange Commission, Washington, D.C. by Northwestern Mutual Life under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual Life. The address and telephone number are on the cover of this prospectus.

EXPERTS

    The financial statements of Northwestern Mutual Life as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 and of the Account as of December 31, 1994 and for each of the two years in the period ended December 31, 1994 included in this prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual Life. His opinion is filed as an exhibit to the registration statement.

                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                         STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1995
                                    (IN THOUSANDS)

ASSETS
  Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Index 500 Stock
          19,246 shares (cost $25,562)...........................................   $28,965
       Growth Stock
          3,681 shares (cost $3,789).............................................     4,178
       Growth and Income Stock
          5,308 shares (cost $5,443).............................................     6,073
       Aggressive Growth Stock
          4,902 shares (cost $9,710).............................................    11,264
       International Equity
          8,388 shares (cost $10,306)............................................    10,745
       Select Bond
          3,361 shares (cost $4,166).............................................     4,188
       High Yield Bond
          1,444 shares (cost $1,464).............................................     1,506
       Money Market
          4,330 shares (cost $4,330).............................................     4,330
       Balanced
          54,467 shares (cost $71,960)...........................................    79,195    $150,444
                                                                                    -------
  Due from Sale of Fund Shares.............................................................         224
  Due from Northwestern Mutual Life Insurance Company......................................          28
                                                                                               --------
          Total Assets.....................................................................    $150,696
                                                                                               =========
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company........................................    $    224
  Due on Purchase of Fund Shares...........................................................          28
                                                                                               --------
          Total Liabilities................................................................         252
                                                                                               --------
EQUITY.....................................................................................     150,444
                                                                                               --------
          Total Liabilities and Equity.....................................................    $150,696
                                                                                               =========

Equity Represented By:

                                                                            EQUITY OF
                                                                     -----------------------
                                                                     POLICYOWNERS      NML
                                                                     ------------    -------
Index 500 Stock Division..........................................     $ 24,063      $ 4,902    $ 28,965
Growth Stock Division.............................................        3,358          820       4,178
Growth and Income Stock Division..................................        4,879        1,194       6,073
Aggressive Growth Stock Division..................................        8,978        2,286      11,264
International Equity Division.....................................        8,387        2,358      10,745
Select Bond Division..............................................        3,633          555       4,188
High Yield Bond Division..........................................        1,223          283       1,506
Money Market Division.............................................        3,964          366       4,330
Balanced Division.................................................       72,267        6,928      79,195
                                                                     ------------    -------    --------
                                                                       $130,752      $19,692    $150,444
                                                                     =============   ========   =========

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                 NORTHWESTERN MUTUAL LIFE VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                            INDEX 500
                                                 COMBINED                 STOCK DIVISION           GROWTH STOCK DIVISION#
                                         ------------------------    ------------------------    --------------------------
                                          PERIOD                      PERIOD                      PERIOD      EIGHT MONTHS
                                          ENDED       YEAR ENDED      ENDED       YEAR ENDED      ENDED          ENDED
                                         JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,    JUNE 30,     DECEMBER 31,
                                         --------    ------------    --------    ------------    --------    --------------
                                           1995          1994          1995          1994          1995           1994
                                         --------    ------------    --------    ------------    --------    --------------
INVESTMENT INCOME
  Dividend Income......................  $  3,281      $  2,062      $    282      $    611       $   31         $   34
  Mortality and Expense Risks..........       326           510            62           103            8              5
  Taxes................................       138           219            26            44            3              2
                                         --------    ------------    --------    ------------    --------       -------
  Net Investment Income (Loss).........     2,817         1,333           194           464           20             27
                                         --------    ------------    --------    ------------    --------       -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss)
    on Investments.....................       459            14           102           543            4              3
  Unrealized Appreciation
    (Depreciation)
    of Investments
    During the Year....................    15,198        (1,493)        4,527          (907)         413            (25)
                                         --------    ------------    --------    ------------    --------       -------
  Net Gain (Loss) on Investments.......    15,657        (1,479)        4,629          (364)         417            (22)
                                         --------    ------------    --------    ------------    --------       -------
  Increase (Decrease) in Equity
    Derived from Investment Activity...    18,474          (146)        4,823           100          437              5
                                         --------    ------------    --------    ------------    --------       -------
EQUITY TRANSACTIONS
  Policyowners' Net Payments...........    22,859        38,517         5,582        12,089        1,020            696
  Policy Loans, Surrenders, and
    Death Benefits.....................    (4,586)       (7,695)         (912)       (2,126)         (87)           (51)
  Mortality and Other (net)............    (4,197)       (6,812)         (989)       (2,221)        (178)          (112)
  Transfers from Other Divisions.......     6,317        18,069           456           941          584          1,976
  Transfers to Other Divisions.........    (6,317)      (18,069)       (1,666)       (6,161)         (68)           (44)
                                         --------    ------------    --------    ------------    --------       -------
Increase in Equity Derived from Equity
  Transactions.........................    14,076        24,010         2,471         2,522        1,271          2,465
                                         --------    ------------    --------    ------------    --------       -------
Net Increase in Equity.................    32,254        23,864         6,998         2,622        1,708          2,470
Equity
  Beginning of Year....................   118,190        94,326        21,967        19,345        2,470              0
                                         --------    ------------    --------    ------------    --------       -------
  End of Year..........................  $150,444      $118,190      $ 28,965      $ 21,967       $4,178         $2,470
                                         ========    ===========      =======    ===========     =======     ===========

# The initial investments in the Growth Stock, Growth and Income Stock,
  Aggressive Growth Stock and International Equity Divisions were made on May 3, 1994.

     The Accompanying Notes are an Integral Part of the Financial Statements
                        (Prepared from Unaudited Figures)

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

      GROWTH & INCOME STOCK        AGGRESSIVE GROWTH STOCK        INTERNATIONAL EQUITY
            DIVISION#                     DIVISION#                     DIVISION#               SELECT BOND DIVISION
    -------------------------     -------------------------     -------------------------     -------------------------
     PERIOD      EIGHT MONTHS      PERIOD      EIGHT MONTHS      PERIOD      EIGHT MONTHS      PERIOD
     ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED        YEAR ENDED
    JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
      1995           1994           1995           1994           1995           1994           1995           1994
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
     $   45         $   62        $     54        $    1        $     67        $  170         $  110         $  195
         12              7              21            12              21            13             10             17
          5              3               9             5               9             6              4              7
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
         28             52              24           (16)             37           151             96            171
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
          4              1              20            11              (6)            1              1             11
        720            (90)          1,254           301             707          (267)           327           (288)
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
        724            (89)          1,274           312             701          (266)           328           (277)
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
        752            (37)          1,298           296             738          (115)           424           (106)
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
      1,320          1,307           2,784         2,044           2,822         2,308            637          1,286
       (159)           (37)           (287)         (144)           (177)         (109)          (123)          (250)
       (259)          (159)           (489)         (316)           (508)         (362)          (107)          (229)
        810          2,731           1,862         4,412           1,173         5,376            149            322
        (94)          (102)           (122)          (74)           (368)          (33)          (351)          (896)
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
      1,618          3,740           3,748         5,922           2,942         7,180            205            233
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
      2,370          3,703           5,046         6,218           3,680         7,065            629            127
      3,703              0           6,218             0           7,065             0          3,559          3,432
    --------     ------------     --------     ------------     --------     ------------     --------     ------------
     $6,073         $3,703        $ 11,264        $6,218        $ 10,745        $7,065         $4,188         $3,559
    =======      ===========       =======     ===========       =======     ===========      =======      ===========

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                 NORTHWESTERN MUTUAL LIFE VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                            HIGH YIELD
                                          BOND DIVISION#       MONEY MARKET DIVISION      BALANCED DIVISION
                                      ----------------------   ----------------------   ----------------------
                                       PERIOD   EIGHT MONTHS    PERIOD                   PERIOD
                                       ENDED       ENDED        ENDED     YEAR ENDED     ENDED     YEAR ENDED
                                      JUNE 30,  DECEMBER 31,   JUNE 30,  DECEMBER 31,   JUNE 30,  DECEMBER 31,
                                      --------  ------------   --------  ------------   --------  ------------
                                        1995        1994         1995        1994         1995        1994
                                      --------  ------------   --------  ------------   --------  ------------
INVESTMENT INCOME
  Dividend Income....................  $   55       $ 52        $  116      $  127      $  2,521    $    810
  Mortality and Expense Risks........       3          2            10          15           179         336
  Taxes..............................       1          1             4           7            77         144
                                      --------    ------       --------  ------------   --------  ------------
  Net Investment Income..............      51         49           102         105         2,265         330
                                      --------    ------       --------  ------------   --------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments......................       2          2         --         --               332        (558)
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Year..................      84        (41)        --         --             7,166        (176)
                                      --------    ------       --------  ------------   --------  ------------
  Net Gain (Loss) on Investments.....      86        (39)            0           0         7,498        (734)
                                      --------    ------       --------  ------------   --------  ------------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.........................     137         10           102         105         9,763        (404)
                                      --------    ------       --------  ------------   --------  ------------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.........     303        327           374         847         8,017      17,613
  Policy Loans, Surrenders, and Other
    (net)............................     (74)       (33)         (128)       (102)       (2,639)     (4,843)
  Mortality and Other (net)..........     (66)       (43)          (64)       (101)       (1,537)     (3,269)
  Transfers from Other
    Divisions........................     343        746           796       1,271           144         294
  Transfers to Other Divisions.......     (70)       (74)         (571)       (856)       (3,007)     (9,829)
                                      --------    ------       --------  ------------   --------  ------------
Increase (Decrease) in Equity Derived
  from Equity Transactions...........     436        923           407       1,059           978         (34)
                                      --------    ------       --------  ------------   --------  ------------
Net Increase (Decrease) in Equity....     573        933           509       1,164        10,741        (438)
Equity
  Beginning of Year..................     933          0         3,821       2,657        68,454      68,892
                                      --------    ------       --------  ------------   --------  ------------
  End of Year........................  $1,506       $933        $4,330      $3,821      $ 79,195    $ 68,454
                                      =======   ===========    =======   ===========     =======  ===========

# The initial investment in the High Yield Bond Division was made on May 3,
  1994.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1995

Note 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies. Principal accounting policies are summarized below.

Note 2 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Northwestern Mutual Series Fund, Inc. (formerly Northwestern Mutual Variable Life Series Fund, Inc.) is a diversified open-end investment company registered under the Investment Company Act of 1940.

Note 3 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the period ended June 30, 1995 by each Division are shown below:

                            PURCHASES     SALES
                            ----------  ----------
Index 500 Stock Division... $3,463,515  $  799,399
Growth Stock Division......  1,357,892      66,221
Growth and Income Stock
  Division.................  1,723,262      78,056
Aggressive Growth
  Division.................  3,933,035     160,360
International Equity
  Division.................  3,191,612     212,002
Select Bond Division.......    573,812     273,619
High Yield Bond Division...    575,113      88,483
Money Market Division......  1,121,963     614,260
Balanced Division..........  5,403,390   2,160,837

Note 4 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. The deduction is at an annual rate of .50% of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before amounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) state premium taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

Note 5 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future.

Note 6 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

                      [PRICE WATERHOUSE LLP LETTERHEAD]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Index 500 Stock Division, Aggressive Growth Stock Division, International Equity Division, Select Bond Division, Money Market Division, Balanced Division, Growth Stock Division, Growth and Income Stock Division and High Yield Bond Division thereof at December 31, 1994, the results of their operations and the changes in their equity for each of the two years in the period then ended for Northwestern Mutual Variable Life Account and Index 500 Stock Division, Select Bond Division, Money Market Division and Balanced Division and for the period from May 3, 1994 (commencement of operations) through December 31, 1994 for the Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, and High Yield Bond Division, all in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1994 with Northwestern Mutual Series Fund, Inc. provide a reasonable basis for the opinion expressed above.

[Price Waterhouse LLP]

Milwaukee, Wisconsin
January 25, 1995

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994
                                 (IN THOUSANDS)

ASSETS
  Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Index 500 Stock
          17,338 shares (cost $22,796)...........................................   $21,967
       Aggressive Growth Stock
          3,111 shares (cost $5,917).............................................     6,218
       International Equity
          5,932 shares (cost $7,333).............................................     7,065
       Select Bond
          3,361 shares (cost $3,865).............................................     3,559
       Money Market
          3,821 shares (cost $3,821).............................................     3,821
       Balanced
          52,136 shares (cost $68,385)...........................................    68,454
       Growth Stock
          2,472 shares (cost $2,494).............................................     2,470
       Growth and Income Stock
          3,763 shares (cost $3,793).............................................     3,703
       High Yield Bond
          961 shares (cost $974).................................................       933    $118,190
                                                                                    -------
  Due from Sale of Fund Shares.............................................................         233
  Due from Northwestern Mutual Life Insurance Company......................................         205
                                                                                               --------
          Total Assets.....................................................................    $118,628
                                                                                               =========
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company........................................    $    233
  Due on Purchase of Fund Shares...........................................................         205
                                                                                               --------
          Total Liabilities................................................................         438
                                                                                               --------
EQUITY.....................................................................................     118,190
                                                                                               --------
          Total Liabilities and Equity.....................................................    $118,628
                                                                                               =========

Equity Represented By:

                                                                            EQUITY OF
                                                                     -----------------------
                                                                     POLICYOWNERS      NML
                                                                     ------------    -------
Index 500 Stock Division..........................................     $ 17,726      $ 4,241    $ 21,967
Aggressive Growth Stock Division..................................        4,944        1,274       6,218
International Equity Division.....................................        5,530        1,535       7,065
Select Bond Division..............................................        3,102          457       3,559
Money Market Division.............................................        3,507          314       3,821
Balanced Division.................................................       62,083        6,371      68,454
Growth Stock Division.............................................        2,000          470       2,470
Growth and Income Stock Division..................................        2,985          718       3,703
High Yield Bond Division..........................................          742          191         933
                                                                     ------------    -------    --------
                                                                       $102,619      $15,571    $118,190
                                                                     =============   ========   =========

    The Accompanying Notes are an Integral Part of the Financial Statements

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                                            AGGRESSIVE
                                                                         INDEX 500            GROWTH       INTERNATIONAL
                                                   COMBINED            STOCK DIVISION         STOCK           EQUITY
                                             --------------------    ------------------     DIVISION*       DIVISION*
                                                                                           ------------    ------------
                                                  YEAR ENDED             YEAR ENDED        EIGHT MONTHS    EIGHT MONTHS
                                                 DECEMBER 31,           DECEMBER 31,          ENDED           ENDED
                                             --------------------    ------------------    DECEMBER 31,    DECEMBER 31,
                                               1994        1993       1994       1993          1994            1994
                                             --------    --------    -------    -------    ------------    ------------
INVESTMENT INCOME
  Dividend Income..........................  $  2,062    $ 11,953    $   611    $ 2,243       $    1          $  170
  Mortality and Expense Risks..............       510         404        103         74           12              13
  Taxes....................................       219         173         44         32            5               6
                                             --------    --------    -------    -------    ------------    ------------
  Net Investment Income (Loss).............     1,333      11,376        464      2,137          (16)            151
                                             --------    --------    -------    -------    ------------    ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss)
    on Investments.........................        14         246        543        124           11               1
  Unrealized Appreciation (Depreciation)
    of Investments
    During the Year........................    (1,493)     (4,599)      (907)      (970)         301            (267)
                                             --------    --------    -------    -------    ------------    ------------
  Net Gain (Loss) on Investments...........    (1,479)     (4,353)      (364)      (846)         312            (266)
                                             --------    --------    -------    -------    ------------    ------------
Increase (Decrease) in Equity
  Derived from Investment Activity.........      (146)      7,023        100      1,291          296            (115)
                                             --------    --------    -------    -------    ------------    ------------
EQUITY TRANSACTIONS
  Policyowners' Net Payments...............    38,517      23,693     12,089      7,673        2,044           2,308
  Policy Loans, Surrenders, and
    Death Benefits.........................    (7,695)     (5,674)    (2,126)    (1,055)        (144)           (109)
  Mortality and Other (net)................    (6,812)     (4,340)    (2,221)    (1,324)        (316)           (362)
  Transfers from Other Divisions...........    18,069       3,886        941      2,163        4,412           5,376
  Transfers to Other Divisions.............   (18,069)     (3,886)    (6,161)      (369)         (74)            (33)
                                             --------    --------    -------    -------    ------------    ------------
Increase (Decrease) in Equity
  Derived from Equity Transactions.........    24,010      13,679      2,522      7,088        5,922           7,180
                                             --------    --------    -------    -------    ------------    ------------
Net Increase (Decrease) in Equity..........    23,864      20,702      2,622      8,379        6,218           7,065
Equity
  Beginning of Year........................    94,326      73,624     19,345     10,966       --              --
                                             --------    --------    -------    -------    ------------    ------------
  End of Year..............................  $118,190    $ 94,326    $21,967    $19,345       $6,218          $7,065
                                             ========    ========    =======    =======    ===========     ===========

* The initial investments in the Aggressive Growth Stock, International Equity, Growth Stock, Growth and Income Stock, and High Yield Bond Divisions were made on May 3, 1994.

    The Accompanying Notes are an Integral Part of the Financial Statements

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                                            GROWTH
       SELECT BOND          MONEY MARKET                                   GROWTH         AND INCOME       HIGH YIELD
        DIVISION              DIVISION           BALANCED DIVISION         STOCK            STOCK             BOND
    -----------------     -----------------     -------------------      DIVISION*        DIVISION*        DIVISION*
                                                                        ------------     ------------     ------------
       YEAR ENDED            YEAR ENDED             YEAR ENDED          EIGHT MONTHS     EIGHT MONTHS     EIGHT MONTHS
      DECEMBER 31,          DECEMBER 31,           DECEMBER 31,            ENDED            ENDED            ENDED
    -----------------     -----------------     -------------------     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
     1994       1993       1994       1993       1994        1993           1994             1994             1994
    ------     ------     ------     ------     -------     -------     ------------     ------------     ------------
    $  195     $  337     $  127     $   89     $   810     $ 9,284        $   34           $   62            $ 52
        17         17         15         15         336         298             5                7               2
         7          7          7          6         144         128             2                3               1
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
       171        313        105         68         330       8,858            27               52              49
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
        11         44       --         --          (558)         78             3                1               2
      (288)       (34)      --         --          (176)     (3,595)          (25)             (90)            (41)
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
      (277)        10       --         --          (734)     (3,517)          (22)             (89)            (39)
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
      (106)       323        105         68        (404)      5,341             5              (37)             10
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
     1,286        793        847        251      17,613      14,976           696            1,307             327
      (250)      (222)      (102)      (169)     (4,843)     (4,228)          (51)             (37)            (33)
      (229)      (165)      (101)       (49)     (3,269)     (2,802)         (112)            (159)            (43)
       322         93      1,271        571         294       1,059         1,976            2,731             746
      (896)      (560)      (856)    (2,106)     (9,829)       (851)          (44)            (102)            (74)
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
       233        (61)     1,059     (1,502)        (34)      8,154         2,465            3,740             923
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
       127        262      1,164     (1,434)       (438)     13,495         2,470            3,703             933
     3,432      3,170      2,657      4,091      68,892      55,397        --               --               --
    ------     ------     ------     ------     -------     -------     ------------     ------------       ------
    $3,559     $3,432     $3,821     $2,657     $68,454     $68,892        $2,470           $3,703            $933
    ======     ======     ======     ======     =======     =======     ===========      ===========      ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

Note 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies. Principal accounting policies are summarized below.

Note 2 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Northwestern Mutual Series Fund, Inc. (formerly Northwestern Mutual Variable Life Series Fund, Inc.) is a diversified open-end investment company registered under the Investment Company Act of 1940.

Note 3 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1994 by each Division are shown below:

                            PURCHASES     SALES
                            ----------  ----------
Index 500 Stock Division... $7,025,219  $4,039,211
Aggressive Growth Stock
  Division.................  6,116,273     210,189
International Equity
  Division.................  7,468,011     136,987
Select Bond Division.......  1,164,306     760,136
Money Market Division......  1,940,911     776,314
Balanced Division..........  7,740,345   7,444,499
Growth Stock Division......  2,551,851      60,219
Growth and Income Stock
  Division.................  3,938,474     146,276
High Yield Bond Division...  1,071,912      99,074

Note 4 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. The deduction is at an annual rate of .50% of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before amounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) state premium taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

Note 5 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future.

Note 6 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

Note 7 -- Certain prior period amounts have been reclassified to conform to current year presentation.

NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------
The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                         December 31,
                                                       (In millions)
                                                      1994         1993
                                                    ----------------------
ASSETS
BONDS
  United States Government                          $ 3,501       $  2,372
  Industrial and other                               19,232         18,077
                                                    ----------------------
                                                     22,733         20,449
                                                    ----------------------
STOCKS
  Common                                              2,192          2,091
  Unconsolidated subsidiaries                           504            416
  Preferred                                             511            459
                                                    ----------------------
                                                      3,207          2,966
                                                    ----------------------
MORTGAGE LOANS                                        7,099          6,505
REAL ESTATE
  Investment                                          1,072          1,068
  Home office                                           141            148
                                                    ----------------------
                                                      1,213          1,216
                                                    ----------------------
LOANS ON POLICIES                                     6,144          5,846
OTHER INVESTMENTS                                     1,301          1,257
CASH AND TEMPORARY INVESTMENTS                          803            783
DUE AND ACCRUED INVESTMENT INCOME                       650            690
                                                    ----------------------
  Total invested assets                              43,150         39,712
                                                    ----------------------
SEPARATE ACCOUNT BUSINESS                             3,806          3,483
OTHER ASSETS                                          1,156            866
                                                    ----------------------
  Total Assets                                      $48,112       $ 44,061
                                                    ======================

LIABILITIES AND RESERVES
LIABILITY FOR POLICY BENEFITS
  Insurance and annuity reserves                    $36,124       $ 32,861
  Policy benefits left for future payments              866            829
  Premium deposits                                      419            403
  Policy benefits in process of payment                 138            108
  Policyowner dividends payable                       1,950          1,785
                                                    ----------------------
                                                     39,497         35,986
                                                    ----------------------
OTHER LIABILITIES
  Interest maintenance reserve                           11            279
  Income taxes                                          561            411
  Miscellaneous                                         822            645
                                                    ----------------------
                                                      1,394          1,335
                                                    ----------------------
SEPARATE ACCOUNT BUSINESS                             3,806          3,483
                                                    ----------------------
ASSET VALUATION RESERVE                               1,190          1,227
                                                    ----------------------
  Total liabilities and asset valuation reserve      45,887         42,031
                                                    ----------------------
GENERAL CONTINGENCY RESERVE                           2,225          2,030
                                                    ----------------------
Total Liabilities and Contingency Reserves          $48,112       $ 44,061
                                                    ======================

   The accompanying notes are an integral part of the financial statements.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                  For the year ended
                                                    December 31,
                                                    (In millions)
                                               1994     1993       1992
                                             ----------------------------
INCOME
PREMIUMS                                     $ 5,743   $  5,295   $ 4,889
NET INVESTMENT INCOME                          3,106      2,913     2,753
POLICY BENEFITS LEFT WITH COMPANY
  AND OTHER INCOME                               636        570       523
                                             ----------------------------
      Total income                             9,485      8,778     8,165
                                             ----------------------------
DISPOSITION OF INCOME
COSTS
  Agents' compensation                           492        487       443
  Other insurance costs                          334        361       303
  Premium and other taxes or assessments         120        116       112
                                             ----------------------------
                                                 946       964        858
                                             ----------------------------
BENEFITS TO POLICYOWNERS AND BENEFICIARIES
  Death benefits                                 609        526       459
  Matured endowments                              54         44        49
  Annuity benefits                                94         85        75
  Disability benefits                            151        126       111
  Surrender benefits                             904        837       762
  Payments from policy benefits
    left with Company                            568        498       482
  Net transfers to
    separate accounts                            344        302       258
  Net additions to policy reserves             3,313      3,078     2,870
                                             ----------------------------
                                               6,037      5,496     5,066
                                             ----------------------------
    Total disposition of income                6,983      6,460     5,924
                                             ----------------------------
SAVINGS FROM OPERATIONS BEFORE
  INCOME TAXES AND DIVIDENDS                   2,502      2,318     2,241

INCOME TAX EXPENSE                               281        208       242
                                             ----------------------------
SAVINGS FROM OPERATIONS BEFORE DIVIDENDS       2,221      2,110     1,999
POLICYOWNER DIVIDENDS                          1,942      1,780     1,755
                                             ----------------------------
NET SAVINGS FROM OPERATIONS                      279        330       244
NET REALIZED CAPITAL GAINS, LESS
  TAX EXPENSE OF $85, $82, AND
  $64 RESPECTIVELY                               119        180       105
                                             ----------------------------
CONTRIBUTION TO GENERAL
CONTINGENCY RESERVE
FROM OPERATIONS                              $   398   $    510   $   349
                                             ============================

    The accompanying notes are an integral part of the financial statements.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENT OF GENERAL CONTINGENCY RESERVE

                                                                 For the year ended
                                                                    December 31,
                                                                   (In millions)
                                                       1994            1993          1992
                                                  ------------------------------------------
BEGINNING OF YEAR BALANCE                         $     2,030    $      1,850    $    1,655
  Contribution to general contingency
    reserve from operations                               398             510           349
  Net unrealized capital losses                          (242)            (89)         (110)
  Change in asset valuation reserve                        37            (157)         (119)
  Transfer from voluntary investment reserve                -               -           106
  Other -- net                                              2             (84)          (31)
                                                  -----------------------------------------
END OF YEAR BALANCE                               $     2,225    $      2,030    $    1,850
                                                  =========================================


                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            For the year ended
                                                               December 31,
                                                               (In millions)
                                                     1994            1993           1992
                                                  -----------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance premiums, annuities
    and other considerations                      $     6,299    $      5,777    $    5,342
  Net investment income received                        3,013           2,813         2,666
  Net loans on policies                                 (297)            (143)         (159)
  Benefits paid to policyholders and
    beneficiaries                                      (2,357)         (2,116)       (1,927)
  Net transfers to separate accounts                     (344)           (302)         (258)
  Policyowner dividends paid                           (1,777)         (1,759)       (1,596)
  Expenses and taxes                                   (1,033)         (1,135)       (1,071)
  Other -- net                                             89             (81)           45
                                                  -----------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES             3,593           3,054         3,042

CASH FLOWS FROM INVESTING ACTIVITIES
PROCEEDS FROM INVESTMENTS SOLD OR MATURED
  Bonds                                                27,096          20,221        13,884
  Stocks                                                1,469           1,122         1,027
  Mortgage loans                                          512             394           300
  Real estate                                             164              43            71
  Other invested assets                                   213             132            24
  Capital gain (tax) benefit                               28           (124)          (82)
                                                  -----------------------------------------
                                                       29,482          21,788        15,224
COST OF INVESTMENTS ACQUIRED
    Bonds                                              29,674          22,393        16,446
    Stocks                                              1,606           1,288           755
    Mortgage loans                                      1,356             970           510
    Real estate                                             6              46            63
    Other invested assets                                 413             152           238
                                                  -----------------------------------------
                                                       33,055          24,849        18,012
  NET CASH USED IN INVESTING ACTIVITIES                (3,573)         (3,061)       (2,788)
                                                  -----------------------------------------
NET INCREASE (DECREASE) IN CASH AND
  TEMPORARY INVESTMENTS                                    20             (7)           254
CASH AND TEMPORARY INVESTMENTS,
  BEGINNING OF YEAR                                       783             790           536
                                                  -----------------------------------------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR       $       803    $        783    $      790
                                                  =========================================

    The accompanying notes are an integral part of the financial statements.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1994, 1993, AND 1992

NOTE 1 - PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the "Company") and its wholly-owned life insurance subsidiary. The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Insurance Departments of the states in which the Company and its subsidiary are domiciled. These policies are considered generally accepted accounting principles for mutual life insurance companies.

In April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under the Interpretation, financial statements of mutual life insurance companies for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting will no longer be characterized as in conformity with generally accepted accounting principles.

Management of the Company has not yet determined the effect on its December 31, 1994 financial statements of applying the Interpretation. The Company is considering application of the accounting changes required to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the required accounting changes, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented. The cumulative effect of adopting these changes would be included in the earliest year presented.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -Amortized cost using the interest method, except for loan-backed and structured securities which are amortized to estimated prepayment dates using the prospective method

Common Stocks             -Market value
Preferred Stocks          -Cost
Unconsolidated
  Subsidiaries            -Equity in subsidiaries' net assets
Mortgage Loans            -Amortized cost
Investment Real Estate    -Lower of cost, less depreciation and
                          encumbrances, or estimated net realizable value

Home Office Real Estate   -Cost, less depreciation
Loans on Policies         -Cost
Other Investments-
Joint Ventures            -Equity in ventures' net assets

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


SEPARATE ACCOUNT BUSINESS

This business consists of annuities funded by specific assets held in separate accounts. The assets in these accounts are carried at market value. The policy values reflect the investment performance of the respective accounts.

INSURANCE, ANNUITY AND DISABILITY INCOME RESERVES

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3-1/2% to 5-1/2%. Other policy reserves are based primarily on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4-1/2%.

Deferred annuity reserves on policies issued since 1985 are valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3-1/2% to 6-1/4%. Other deferred annuity reserves are based on the contract value. Immediate annuity reserves are present values of expected benefit payments at interest rates ranging from 3-1/2% to 8-1/4%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Previous DI business used the net level premium method, using a 3% or 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments using primarily the 1985 CIDA (modified for Company experience in first two years of disability) with interest rates ranging from 3% to 5-1/2%.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long-term fixed income investments. Net realized gains and losses charged to the IMR are amortized into investment income over the approximate remaining life of the investment sold.

ASSET VALUATION RESERVE

The Company is also required to maintain an asset valuation reserve ("AVR"). The AVR establishes a reserve for certain invested assets held by the Company. In the aggregate, AVR was 84% and 91% of the allowable maximum at December 31, 1994 and 1993, respectively.

PREMIUM INCOME

Life insurance premiums are recognized as income at the beginning of each policy year.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and co-insurance contracts.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

As of December 31, 1994 and 1993, total life insurance inforce approximated $347 billion and $313 billion, respectively, of which approximately $104 billion and $96 billion, respectively, comprised principally of term insurance, had been ceded to various reinsurers. The Company retains a maximum of $10 million of coverage per individual life.

OPERATING COSTS

Operating costs, including costs of acquiring new policies, are charged to operations as incurred.

INCOME TAXES

Provisions for income taxes are based on current income tax returns without recognition of deferred taxes due to timing differences. The portion of the federal income tax based on mutual life insurance company equity is reflected as a component of income tax expense, including related adjustments for prior years.

The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of taxes. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on savings from operations before income tax expense (after dividends) in 1994 was approximately 50.2%. Two significant factors cause the Company's effective rate to exceed the federal corporate rate of 35%. First, the Company pays "surplus tax", a tax that is assessed only on mutual life insurance companies, which is an amount that proports to equate a portion of policyholder dividends with nondeductible dividends paid to shareholders of stock companies. Second, the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

POLICYOWNER DIVIDENDS

Dividends payable in the following year are charged to current operations.

NOTE 2 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summarizes the bases used by the Company in estimating its fair value disclosures for financial instruments:

    BONDS AND PREFERRED STOCKS - Fair values are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

    MORTGAGE LOANS - Fair values are derived by discounting the future estimated cash flows using current interest rates for debt securities with similar credit risk and maturities, or utilizing net realizable values.

    LOANS ON POLICIES - The carrying amount reported in the statement of financial position approximates fair value since loans on policies reduce the amount payable at death or at surrender of the contract.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

    Cash and temporary investments and due and accrued investment income - The carrying amounts reported in the statement of financial position approximate fair value.

    Annuity reserves (without mortality/morbidity features) - Fair values are derived by discounting the future estimated cash flows using current interest rates with similar maturities.

    Other deposit liabilities - The carrying amounts reported in the statement of financial position approximate fair value.

NOTE 3 - INVESTMENTS

NET INVESTMENT INCOME

The Company's net investment income for the years ended December 31, 1994, 1993 and 1992 consists of the following:

                                                      (In millions)

                                               1994      1993     1992
                                             ----------------------------
Interest, dividends, rents, equity
  in unconsolidated
  subsidiaries' earnings and joint
  venture income                             $ 3,395   $  3,215   $ 3,039
Less: Investment expenses and
   depreciation                                 (289)      (302)     (286)
                                             ----------------------------
Net Investment Income                        $ 3,106   $  2,913   $ 2,753
                                             ============================


REALIZED GAINS AND LOSSES

During 1994, 1993 and 1992, the Company, in its normal course of business, sold certain invested assets realizing gains and losses before transfer to the IMR and capital gains tax from such sales as follows:

                          FOR THE YEAR ENDED                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                           DECEMBER 31, 1994                   DECEMBER 31, 1993                DECEMBER 31, 1992
                       ----------------------------------------------------------------------------------------------------
                                                 NET                                  NET                               NET
                                            REALIZED                             REALIZED                          REALIZED
                       REALIZED   REALIZED     GAINS     REALIZED    REALIZED       GAINS    REALIZED   REALIZED      GAINS
                          GAINS     LOSSES  (LOSSES)        GAINS      LOSSES    (LOSSES)       GAINS     LOSSES   (LOSSES)
                       ----------------------------------------------------------------------------------------------------
                                                                    (IN MILLIONS)
Bonds                     $171     $(535)     $(364)        $438      $(133)        $305        $263     $ (90)      $173
Stocks                     499      (291)       208          297        (36)         261         266       (53)       213
Mortgage loans               -       (37)       (37)           1        (12)         (11)          -        (3)        (3)
Real estate                 16        (7)         9           13         (2)          11          15       (11)         4
Other invested assets      110       (98)        12          100        (54)          46          87      (131)       (44)
                       ----------------------------------------------------------------------------------------------------
                          $796     $(968)     $(172)        $849      $(237)        $612        $631     $(288)      $343
                       ====================================================================================================

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


DEBT SECURITIES

Debt securities consist of all bonds, fixed maturity preferred stocks and short term fixed income investments.

The statement values, which principally represent amortized cost, and estimated market values of the Company's debt securities at December 31, 1994 and 1993 are as follows:


December 31, 1994                      RECONCILIATION TO ESTIMATED MARKET VALUE
-------------------------------------------------------------------------------
                                            GROSS          GROSS      ESTIMATED
                         STATEMENT     UNREALIZED     UNREALIZED         MARKET
                             VALUE   APPRECIATION   DEPRECIATION          VALUE
-------------------------------------------------------------------------------
                                           (IN MILLIONS)
US Government and
  political obligations    $ 3,334        $   61         $  (41)        $ 3,354
 Mortgage-backed
  securities                 5,652            53           (321)          5,384
Corporate and other
  debt securities           14,488           203           (515)         14,176
                          -----------------------------------------------------
                            23,474           317           (877)         22,914
Preferred stocks                71             1             (7)             65
                          -----------------------------------------------------
  Total                    $23,545        $  318         $ (884)        $22,979
                          =====================================================


December 31, 1993                      RECONCILIATION TO ESTIMATED MARKET VALUE
-------------------------------------------------------------------------------
                                            GROSS           GROSS     ESTIMATED
                          STATEMENT    UNREALIZED      UNREALIZED        MARKET
                              VALUE  APPRECIATION    DEPRECIATION         VALUE
-------------------------------------------------------------------------------
                                           (IN MILLIONS)
US Government and
  political obligations    $ 3,005       $   230        $    (8)       $  3,227
Mortgage-backed
  securities                 4,894           212            (22)          5,084
Corporate and other
  debt securities           13,260         1,076            (46)         14,290
                          -----------------------------------------------------
                            21,159         1,518            (76)         22,601
Preferred stocks                91             3             (2)             92
                          -----------------------------------------------------
  Total                    $21,250       $ 1,521        $   (78)       $ 22,693
                          =====================================================


The amortized cost and estimated market value of debt securities at December 31, 1994 and 1993, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                               DECEMBER 31, 1994         DECEMBER 31, 1993
--------------------------------------------------------------------------------
                                       ESTIMATED                       ESTIMATED
                          STATEMENT       MARKET       STATEMENT          MARKET
                              VALUE        VALUE           VALUE           VALUE
--------------------------------------------------------------------------------
                                                  (IN MILLIONS)
Due in one year or less    $ 1,102       $ 1,100         $   976         $   981

Due after one year
  through five years         4,491         4,444           3,568           3,804

Due after five years
  through ten years          5,787         5,711           5,714           6,172

Due after ten years          6,513         6,340           6,098           6,652
                          ------------------------------------------------------
                            17,893        17,595          16,356          17,609
Mortgage-backed
  securities                 5,652         5,384           4,894           5,084
                          ------------------------------------------------------
                           $23,545       $22,979         $21,250         $22,693
                          ======================================================


The fair value of perpetual preferred stocks as of December 31, 1994 and 1993 approximates $440 million and $415 million, respectively, compared to the statement values of $440 million and $368 million, respectively.


MORTGAGE LOANS

As of December 31, 1994 and 1993, the mortgage loan portfolio was distributed as follows:


                                DECEMBER 31, 1994         DECEMBER 31, 1993
--------------------------------------------------------------------------------
                          STATEMENT          % OF       STATEMENT          % OF
GEOGRAPHIC LOCATION           VALUE         TOTAL           VALUE         TOTAL
--------------------------------------------------------------------------------
                                (IN MILLIONS)             (IN MILLIONS)
Middle Atlantic             $  738          10.4%         $  518            8.0%
South Atlantic               1,943          27.4           1,492           22.9
North Central                1,289          18.2           1,341           20.6
South Central                  921          13.0           1,014           15.6
Pacific Northwest              355           5.0             289            4.4
Pacific                      1,531          21.5           1,508           23.2
Canada                         322           4.5             343            5.3
                          ------------------------------------------------------
                            $7,099         100.0%         $6,505          100.0%
                          ======================================================


PROPERTY TYPE
--------------------------------------------------------------------------------
Retail                      $2,475          34.9%         $2,561           39.4%
Office Building              2,176          30.6           2,079           32.0
Residential                  1,526          21.5           1,013           15.5
Commercial                     745          10.5             687           10.6
Other                          177           2.5             165            2.5
                          ------------------------------------------------------
                            $7,099         100.0%         $6,505          100.0%
                          ======================================================


                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


The fair value of mortgage loans as of December 31, 1994 and 1993 approximates $6,879 million and $6,900 million, respectively. Increases in current interest rates were a major reason for the decline in fair value relative to statement value in 1994. Loans with fair values that are less than statement values for reasons other than changes in interest rates are adequately covered by normal AVR reserves and by a $45 million special reserve established by the Company for mortgage loans.

AFFILIATES

Since 1991, the Company has periodically sold shares of MGIC Investment Corporation ("MGIC"), an affiliate. In 1992, the Company sold 6.6 million shares of MGIC for $175 million, generating a realized capital gain of $88 million. In 1993, the Company sold 0.9 million shares for $52 million, generating a realized capital gain of $38 million. In 1994, the Company sold
5.8 million shares for $51 million, generating a realized capital gain of $3 million. Of the shares sold in 1994, 5.7 million were sold to a subsidiary of the Company in accordance with an option agreement with the subsidiary; no gain or loss was realized on this sale. At December 31, 1994, the estimated market value of the Company's remaining 19.96% investment in MGIC exceeded the statement value by $214 million.

REAL ESTATE

For real estate and joint venture properties acquired subsequent to December 1990, the Company calculates depreciation using the straight-line method in accordance with guidelines established by the National Association of Insurance Commissioners. For properties acquired prior to December 1990, the Company calculates depreciation using either the straight-line method or the constant-yield method. Home office real estate is depreciated using the straight-line method. At December 31, 1994 and 1993, investment real estate includes $146 million and $126 million, respectively, of real estate acquired through foreclosure.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company's current utilization of derivative financial instruments is limited. Most of the Company's derivative transactions are used to reduce or modify risks of volatility related to currency or interest rate movements. These hedging strategies use forwards, futures and swaps. At December 31, 1994, the Company held foreign currency forward contracts with a notional value of $605 million as a partial hedge against foreign currency exposure of foreign denominated investments. Changes in the market value of these contracts offset currency gains and losses on the hedged investments. The capital gains or losses are unrealized before contract settlement and realized on settlement. These currency hedges represent most of the Company's derivative positions.
The effect of derivative transactions is not significant to the Company's results from operations or financial position.

NOTE 4 - ANNUITIES AND OTHER DEPOSIT LIABILITIES

The fair value of annuities and other deposit liabilities as of December 31, 1994 and 1993 are as follows:


                             DECEMBER 31, 1994         DECEMBER 31, 1993
---------------------------------------------------------------------------
                         STATEMENT         FAIR    STATEMENT        FAIR
                             VALUE        VALUE        VALUE       VALUE
---------------------------------------------------------------------------
                                            (IN MILLIONS)
Annuities                   $2,474       $2,203       $2,263       $ 2,079

Other deposit liabilities      727          727          707           707


                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


NOTE 5 - BENEFIT PLANS

The Company maintains non-contributory defined benefit retirement plans for all eligible employees and agents as well as a non-contributory defined contribution plan for all full-time agents. These plans are funded currently and plan assets of $939 million at December 31, 1994 are primarily included in the separate accounts of the Company. As of January 1, 1994, the most recent actuarial valuation date available, the defined benefit plans were fully funded.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

Postretirement benefit expenses, which includes the expected cost of postretirement benefits for newly eligible and vested employees and interest costs, was $7 million and $9 million for the years ended December 31, 1994 and 1993, respectively. At December 31, 1994 and 1993, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested employees was $47 million and $50 million, respectively. The estimated postretirement benefit obligation for active non-vested employees was $44 million and $45 million at December 31, 1994 and 1993, respectively. The discount rate used to determine the postretirement benefit obligation was 8% and the health care cost trend rate was 12% in 1994, declining by 1% per year to an ultimate rate of 6% over 7 years. If the health care cost trend rate assumptions were increased by 1%, the postretirement benefit obligation as of December 31, 1994 would be increased by $6 million.

At December 31, 1994 and 1993, plan assets attributable to postretirement health care benefits totalled $25 million.

NOTE 6 - REINSURANCE

The amounts shown in the accompanying consolidated financial statements are net of reinsurance activity. The effect of reinsurance on premiums and benefits for the years ended December 31, 1994 and 1993 are as follows (in millions):

                                                    1994         1993
                                                  ----------------------
DIRECT PREMIUMS                                   $ 5,977       $ 5,508
REINSURANCE CEDED                                    (234)         (213)
                                                  ---------------------
NET PREMIUMS                                      $ 5,743       $ 5,295
                                                  =====================

BENEFITS TO POLICYHOLDERS
  AND BENEFICIARIES                               $ 6,178       $ 5,600

REINSURANCE RECOVERIES                               (141)         (104)
                                                  ---------------------
NET BENEFITS TO POLICYHOLDERS AND
  BENEFICIARIES                                   $ 6,037       $ 5,496
                                                  =====================


In addition, during 1994 and 1993 the Company received credits of $63 million and $59 million, respectively from reinsurers representing reimbursements of commissions and other expenses. These credits are included in other income in the consolidated summary of operations.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 7 - CONTINGENCIES

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates and market volatility. These instruments may involve credit risk and may also be subject to risk of loss due to interest rate fluctuations.

The Company has guaranteed certain obligations of its affiliates. These guarantees totalled approximately $83 million and $95 million at December 31, 1994 and 1993, respectively, and are generally supported by the underlying net asset values of the affiliates.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial condition.

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY




              100 East Wisconsin Avenue                  Telephone 414 276 9500
              Suite 1500
              Milwaukee, WI 53202

[Price Waterhouse LLP Letterhead]


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statement of operations, statement of general contingency reserve and statement of cash flows present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

January 25, 1995

                                    APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are for male insureds, select risks, age 35. The first two illustrations, on pages 46-47, are for a policy with a Minimum Guaranteed Death Benefit of $100,000 and no Additional Protection, based (1) on current charges and the current dividend scale and (2) on maximum charges and zero dividends. The other two illustrations are for a Policy with a Minimum Guaranteed Death Benefit of $100,000 and Additional Protection of $100,000.

    The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the return rate for the nine Fund Portfolios averaged 0%, 6% or 12%, but the rates for each individual Portfolio varied over and under the average.

    The amounts shown as the death benefits and cash values reflect the deductions from premiums, deductions from Policy Value and the charge at the annual rate of .60% of the Account's assets for mortality and expense risks. The amounts shown as the cash values reflect the deduction of the surrender charge during the first fifteen Policy years. The amounts shown also reflect the average of the investment advisory fees and other Fund expenses applicable to each of the nine Portfolios of the Fund during 1994 at the annual rate of .53% of the Fund's net assets. See "The Fund", p. 5. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -1.13%, 4.87% and 10.87% on the assets of the Account.

    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.

    The death benefits and corresponding cash values shown on pages 46 and 48 illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 13. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to increase the Policy Value, other dividend options are available. The use of dividends for other purposes during the guaranteed period for Additional Protection may cause the guaranteed period to terminate. See "Death Benefit", page 9.

    A comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium is available upon request.

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $100,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                           $1,347 ANNUAL PREMIUM (1)
                     CURRENT CHARGES AND DIVIDEND SCALE (2)
                    DIVIDENDS USED TO INCREASE POLICY VALUE


                                            DEATH BENEFIT (3)                                      CASH SURRENDER VALUE (3)
                                 -------------------------------------------            -------------------------------------------
                                        ASSUMING HYPOTHETICAL GROSS                              ASSUMING HYPOTHETICAL GROSS
                                        ANNUAL INVESTMENT RETURN OF                              ANNUAL INVESTMENT RETURN OF
                  PREMIUMS
                 ACCUMULATED
   END OF      AT 5% INTEREST       0%               6%                12%                 0%               6%                12%
 POLICY YEAR      PER YEAR       --------         --------          --------            --------         --------          --------
 -----------      --------
1                  $  1,414      $100,000         $100,008         $  100,067            $   340         $    399          $    458
2                     2,899       100,000          100,027            100,212              1,277            1,455             1,640
3                     4,459       100,000          100,056            100,445              2,194            2,555             2,944
4                     6,096       100,000          100,094            100,776              3,092            3,699             4,380
5                     7,815       100,000          100,146            101,222              3,969            4,888             5,964
6                     9,620       100,000          100,208            101,797              4,874            6,176             7,765
7                    11,516       100,000          100,288            102,524              5,755            7,514             9,750
8                    13,506       100,000          100,387            103,420              6,614            8,906            11,939
9                    15,595       100,000          100,504            104,506              7,447           10,351            14,353
10                   17,790       100,000          100,637            105,802              8,255           11,850            17,015
15                   30,520       100,000          102,334            117,310             12,791           21,244            36,220
20                   46,767       100,000          106,009            156,746             16,795           33,007            68,468
25                   67,503       100,000          111,605            240,586             19,652           47,394           121,406
30 (age 65)          93,968       100,000          120,205            360,614             21,181           65,259           207,753
35                  127,745       100,000          135,005            536,267             20,622           87,460           347,410
40                  170,853       100,000          158,570            791,906             14,957          113,597           567,305
45                  225,872       100,000          183,680          1,162,373                  0          142,649           902,722



(1) If premiums are paid more frequently than annually the payments would be $687.78 semiannually, $348.58 quarterly, or $116.75 monthly.

(2) Dividends illustrated are based on current scale and experience and are not guaranteed.

(3) Assumes no policy loan has been made.




IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
             $100,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                           $1,347 ANNUAL PREMIUM (1)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS



                                            DEATH BENEFIT (2)                                      CASH SURRENDER VALUE (2)
                                 -------------------------------------------            -------------------------------------------
                                        ASSUMING HYPOTHETICAL GROSS                              ASSUMING HYPOTHETICAL GROSS
                                        ANNUAL INVESTMENT RETURN OF                              ANNUAL INVESTMENT RETURN OF
                  PREMIUMS
                 ACCUMULATED
   END OF      AT 5% INTEREST       0%               6%                12%                 0%               6%                12%
 POLICY YEAR      PER YEAR       --------         --------          --------            --------         --------          --------
 -----------      --------
1                  $  1,414      $100,000         $100,008           $100,067            $   340         $    399          $    458
2                     2,899       100,000          100,027            100,212              1,277            1,455             1,640
3                     4,459       100,000          100,056            100,445              2,194            2,555             2,944
4                     6,096       100,000          100,094            100,776              3,092            3,699             4,380
5                     7,815       100,000          100,146            101,220              3,969            4,888             5,963
6                     9,620       100,000          100,208            101,789              4,874            6,176             7,757
7                    11,516       100,000          100,284            102,502              5,755            7,510             9,728
8                    13,506       100,000          100,375            103,376              6,614            8,894            11,895
9                    15,595       100,000          100,481            104,431              7,446           10,328            14,278
10                   17,790       100,000          100,603            105,687              8,254           11,816            16,899
15                   30,520       100,000          101,498            115,957             12,177           20,408            34,867
20                   46,767       100,000          102,989            144,899             14,655           29,987            63,293
25                   67,503       100,000          105,273            214,552             15,622           41,062           108,269
30 (age 65)          93,968       100,000          108,589            308,486             14,131           53,643           177,722
35                  127,745       100,000          113,224            436,273              8,090           67,576           282,631
40                  170,853       100,000          119,524            611,000                  0           82,761           437,708
45                  225,872       100,000          127,896            850,660                  0           98,941           660,640





(1) If premiums are paid more frequently than annually the payments would be $687.78 semiannually, $348.58 quarterly, or $116.75 monthly.

(2) Assumes no policy loan has been made.




IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
      $100,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION(1)
                           $1,852 ANNUAL PREMIUM (2)
                     CURRENT CHARGES AND DIVIDEND SCALE (3)
                    DIVIDENDS USED TO INCREASE POLICY VALUE


                                            DEATH BENEFIT (4)                                      CASH SURRENDER VALUE (4)
                                 -------------------------------------------            -------------------------------------------
                                        ASSUMING HYPOTHETICAL GROSS                              ASSUMING HYPOTHETICAL GROSS
                                        ANNUAL INVESTMENT RETURN OF                              ANNUAL INVESTMENT RETURN OF
                  PREMIUMS
                 ACCUMULATED
   END OF      AT 5% INTEREST       0%               6%                12%                 0%               6%                12%
 POLICY YEAR      PER YEAR       --------         --------          --------            --------         --------          --------
 -----------      --------
1                  $  1,945      $200,000         $200,000         $  200,000            $   534         $    610         $      687
2                     3,986       200,000          200,000            200,000              1,820            2,055              2,299
3                     6,130       200,000          200,000            200,000              3,087            3,565              4,082
4                     8,381       200,000          200,000            200,000              4,330            5,142              6,054
5                    10,745       200,000          200,000            200,000              5,551            6,788              8,234
6                    13,227       200,000          200,000            200,000              6,802            8,560             10,700
7                    15,833       200,000          200,000            200,000              8,024           10,401             13,417
8                    18,569       200,000          200,000            200,000              9,214           12,315             16,414
9                    21,442       200,000          200,000            200,000             10,369           14,300             19,718
10                   24,459       200,000          200,000            200,504             11,482           16,354             23,360
15                   41,962       200,000          200,000            211,416             17,351           28,817             49,236
20                   64,300       200,000          200,000            238,251             21,931           43,836             92,247
25                   92,810       200,000          200,000            324,225             24,058           61,330            163,613
30 (age 65)         129,197       181,746          200,000            486,652             23,775           82,180            280,365
35                  175,637       171,656          200,000            724,269             19,907          107,268            469,203
40                  234,907       151,927          210,041          1,070,028              8,140          136,515            766,546
45                  310,553       105,636          226,781          1,571,054                  0          168,871          1,220,112





(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $945.13 semiannually, $478.52 quarterly, or $160.33 monthly.

(3) Dividends illustrated are based on current scale and experience and are not guaranteed.

(4) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

        VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                 MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
      $100,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION(1)
                           $1,852 ANNUAL PREMIUM (2)
                       MAXIMUM CHARGES AND ZERO DIVIDENDS



                                            DEATH BENEFIT (3)                                     CASH SURRENDER VALUE (3)
                                 -------------------------------------------            -------------------------------------------
                                        ASSUMING HYPOTHETICAL GROSS                              ASSUMING HYPOTHETICAL GROSS
                                        ANNUAL INVESTMENT RETURN OF                              ANNUAL INVESTMENT RETURN OF
                  PREMIUMS
                 ACCUMULATED
   END OF      AT 5% INTEREST       0%               6%                12%                 0%               6%               12%
 POLICY YEAR      PER YEAR       --------         --------          --------            --------         --------         --------
 -----------      --------
1                  $  1,945      $200,000         $200,000         $  200,000            $   475         $   551          $    628
2                     3,986       200,000          200,000            200,000              1,694           1,925             2,165
3                     6,130       200,000          200,000            200,000              2,881           3,347             3,851
4                     8,381       200,000          200,000            200,000              4,034           4,818             5,700
5                    10,745       200,000          200,000            200,000              5,151           6,337             7,726
6                    13,227       200,000          200,000            200,000              6,287           7,963            10,007
7                    15,833       200,000          200,000            200,000              7,381           9,635            12,499
8                    18,569       200,000          200,000            200,000              8,434          11,356            15,228
9                    21,442       200,000          200,000            200,000              9,439          13,123            18,216
10                   24,459       200,000          200,000            200,000             10,399          14,940            21,492
15                   41,962       200,000          200,000            205,833             14,696          25,044            43,653
20                   64,300       166,976          200,000            224,225             17,100          35,462            78,221
25                   92,810       141,701          200,000            264,725             18,019          45,844           133,588
30 (age 65)         129,197       125,250          200,000            382,769             16,544          54,551           220,517
35                  175,637       115,340          200,000            543,135             10,644          57,853           351,859
40                  234,907       109,111          112,380            762,235                  0          66,857           546,050
45                  310,553       105,629          112,380          1,062,627                  0          78,591           825,257





(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $945.13 semiannually, $478.52 quarterly, or $160.33 monthly.

(3) Assumes no policy loan has been made.



IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                    NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)



                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT




                     NORTHWESTERN MUTUAL SERIES FUND, INC.



                     P   R   O   S   P   E   C   T   U   S

                       [NORTHWESTERN MUTUAL LIFE LOGO]




                     NORTHWESTERN MUTUAL SERIES FUND, INC.
         (Formerly Northwestern Mutual Variable Life Series Fund, Inc.)

                     A Series Fund Offering Nine Portfolios

        INDEX 500 STOCK PORTFOLIO       GROWTH AND INCOME STOCK PORTFOLIO
        SELECT BOND PORTFOLIO           GROWTH STOCK PORTFOLIO
        MONEY MARKET PORTFOLIO          AGGRESSIVE GROWTH STOCK PORTFOLIO
        BALANCED PORTFOLIO              HIGH YIELD BOND PORTFOLIO
                       INTERNATIONAL EQUITY PORTFOLIO



    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE FROM THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202, TELEPHONE NUMBER (414) 271-1444.

    SHARES OF THE FUND ARE OFFERED WITHOUT FEES OR CHARGES FOR SALES EXPENSES, BUT THE SHARES ARE AVAILABLE ONLY FOR PURCHASE BY VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY. ALL FEES AND CHARGES ASSOCIATED WITH THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES, INCLUDING CHARGES FOR SALES EXPENSES, ARE DESCRIBED IN THE ATTACHED SEPARATE ACCOUNT PROSPECTUS.

    AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The Date of this Prospectus is March 31, 1995
     The Date of the Statement of Additional Information is March 31, 1995

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


                               TABLE OF CONTENTS

                                               PAGE                                                      PAGE
                                               ----                                                      ----

Synopsis  . . . . . . . . . . . . . . . . . . .  2         International Equity Portfolio . . . . . . .   11
Condensed Financial Information . . . . . . . .  3         Financial Futures Contracts  . . . . . . . .   12
 Financial Highlights . . . . . . . . . . . . .  4         Eurodollar Certificates of Deposit . . . . .   12
Investment Objectives and Policies  . . . . . .  5         Repurchase Agreements and Warrants . . . . .   12
 Index 500 Stock Portfolio  . . . . . . . . . .  5        Investment Restrictions . . . . . . . . . . .   13
 Select Bond Portfolio  . . . . . . . . . . . .  5        Management of the Fund  . . . . . . . . . . .   13
 Money Market Portfolio . . . . . . . . . . . .  6         Portfolio Managers . . . . . . . . . . . . .   13
 Balanced Portfolio . . . . . . . . . . . . . .  7         Investment Advisory Fees and Other Expenses    14
 Growth and Income Stock Portfolio  . . . . . .  8        Capital Stock . . . . . . . . . . . . . . . .   15
 Growth Stock Portfolio . . . . . . . . . . . .  9        Taxes and Dividends . . . . . . . . . . . . .   16
 Aggressive Growth Stock Portfolio  . . . . . .  9        Offering and Redemption of Shares . . . . . .   16
 High Yield Bond Portfolio  . . . . . . . . .   10


SYNOPSIS

    Northwestern Mutual Series Fund, Inc. ("Fund") is an open-end diversified management investment company. The Fund is composed of nine separate portfolios which operate as separate mutual funds. The portfolios are the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio ("Portfolios").

    The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index.

    The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets will be invested primarily in bonds and other debt securities with maturities generally exceeding one year.

    The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Money Market Portfolio will be invested in money market instruments and other debt securities with maturities generally not exceeding one year.

    The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described above for the other Portfolios and the mix of investments among the three market sectors will be adjusted continuously.

    The investment objectives of the Growth and Income Stock Portfolio are long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

    The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

    The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

    The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies. High yield fixed income securities are commonly known as "junk bonds".

    The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

    There can be no assurance that the investment objectives of any of the Portfolios will be realized. See "Investment Objectives and Policies", p. 5.

    The Fund issues a separate class of common stock for each Portfolio. Shares of the Fund are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") and its separate investment accounts created (or to be created in the future) pursuant to Wisconsin insurance laws. Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "Offering and Redemption of Shares", p. 16.

    The investment adviser to the Fund is Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. Northwestern Mutual Life provides personnel and facilities utilized by NMIS in performing its investment advisory functions, and is a party to the investment advisory agreement between NMIS and the Fund. NMIS is paid a monthly investment advisory fee based on the average daily net asset value of each Portfolio. The Fund also pays all interest charges, brokerage commissions, taxes, and extraordinary expenses incurred in connection with the operation of the Fund. Six of the Portfolios bear their own expenses for audit and custodial services. See "Management of the Fund", p. 13.

CONDENSED FINANCIAL INFORMATION

    The following information on financial highlights as it relates to each of the years in the five-year period ended December 31, 1994 has been audited by Price Waterhouse, independent accountants. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge.

        FINANCIAL HIGHLIGHTS
        [For a share outstanding throughout the year)


                                                                                                   Ratio of               Number
                                 Net                           Distri-                    Ratio       Net                   of
                               Realized   Total                butions                     of       Invest-               Shares
             Net                 and       from                from Net    Net           Expenses    ment                  Out-
            Asset      Net    Unrealized  Invest-  Dividends   Realized   Asset            to       Income               Standing,
            Value,   Invest-    Gain       ment    from Net    Gain on    Value,         Average      to      Portfolio   End of
          Beginning   ment    (Loss) on   Opera-  Investment   Invest-     End    Total    Net      Average    Turnover    Year
           of Year   Income  Investments  tions    Income       ments    of Year  Return+ Assets   Net Assets    Rate   (thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
 *1985 . . $1.07    $.0531    $.1866    $ .2397   $(.0249)   $(.0148)    $1.27    22.94%   0.30%     4.62%     133.24%    4,980
 *1986 . .  1.27     .0472     .1488      .1960    (.0507)    (.1053)     1.31    15.36    0.30      3.51      109.94     5,679
 *1987 . .  1.31     .0426     .0750      .1176    (.0804)    (.3472)     1.00     8.21    0.30      3.24       99.72     9,755
 *1988 . .  1.00     .0396     .0486      .0882    (.0382)     --         1.05     8.83    0.30      3.76      106.31    10,872
 *1989 . .  1.05     .0387     .1472      .1859    (.0437)    (.0722)     1.12    18.29    0.30      3.34      152.13     8,742
  1990 . .  1.12     .0395    (.0812)    (.0417)   (.0383)     --         1.04    (4.23)   0.30      3.70       80.07     9,155
  1991 . .  1.04     .0347     .2685      .3032    (.0332)     --         1.31    29.78    0.30      2.88       40.16    10,753
  1992 . .  1.31     .0340     .0316      .0656    (.0325)    (.0131)     1.33     4.54    0.30      2.61       39.93    13,035
  1993 . .  1.33     .0352     .0947      .1299    (.0325)    (.1374)     1.29     9.90    0.30      2.55       62.69    19,785
  1994 . .  1.29     .0260     .0052      .0208    (.0259)    (.0106)     1.27     1.21    0.24      3.10        5.59   249,684
-----------------------------------------------------------------------------------------------------------------------------------
Select Bond Portfolio
 *1985 . . $1.10    $.1163    $.1268     $.2431   $(.0523)   $(.0008)    $1.29    23.16%   0.30%    10.14%     169.44%    4,968
 *1986 . .  1.29     .1145     .1043      .2188    (.1161)    (.0727)     1.32    18.68    0.30      8.43       58.97     5,775
 *1987 . .  1.32     .1021    (.1043)    (.0022)   (.1998)    (.0480)     1.07    (1.05)   0.30      8.66       91.92     7,679
 *1988 . .  1.07     .0917    (.0010)     .0907    (.0907)     --         1.07     8.22    0.30      8.35      113.31     8,635
 *1989 . .  1.07     .0951     .0499      .1450    (.0899)    (.0151)     1.11    13.83    0.30      8.51      131.41    10,134
  1990 . .  1.11     .0928    (.0107)     .0821    (.0932)    (.0089)     1.09     8.10    0.30      8.50       33.14    11,129
  1991 . .  1.09     .0923     .0900      .1823    (.0918)    (.0005)     1.18    17.32    0.30      8.11       60.88    12,458
  1992 . .  1.18     .0882    (.0045)     .0837    (.0881)    (.0356)     1.14     7.74    0.30      7.52       63.29    13,859
  1993 . .  1.14     .0766     .0540      .1306    (.0775)    (.0431)     1.15    10.81    0.30      6.40       67.69    15,260
  1994 . .  1.15     .0559    (.0847)    (.0288)   (.0562)    (.0049)     1.06    -2.28    0.30      7.02      108.00   149,626
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
 *1985 . . $1.00    $.0785   $(.0014)   $(.0771)  $(.0785)   $(.0003)    $1.00     8.11%   0.30%     7.86%       --%     10,010
 *1986 . .  1.00     .0630     .0010      .0640    (.0630)    (.0009)     1.00     6.73    0.30      6.30        --      10,052
 *1987 . .  1.00     .0645     .0003      .0648    (.0649)    (.0001)     1.00     6.64    0.30      6.46        --      11,801
 *1988 . .  1.00     .0724     .0001      .0725    (.0725)     --         1.00     7.47    0.30      7.24        --      12,960
 *1989 . .  1.00     .0882      --        .0882    (.0882)     --         1.00     9.18    0.30      8.82        --      12,889
  1990 . .  1.00     .0793      --        .0793    (.0793)     --         1.00     8.23    0.30      7.93        --      13,365
  1991 . .  1.00     .0571      --        .0571    (.0571)     --         1.00     5.85    0.30      5.71        --      12,787
  1992 . .  1.00     .0340     .0002      .0342    (.0340)    (.0002)     1.00     3.49    0.30      3.40        --      14,091
  1993 . .  1.00     .0287      --        .0287    (.0287)     --         1.00     2.88    0.30      2.87        --      12,657
  1994 . .  1.00     .0464      --        .0464    (.0464)     --         1.00     4.03    0.30      4.64        --     104,233
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
 *1985 . . $1.07    $.0758    $.1653     $.2411   $(.0344)   $(.0067)    $1.27    23.12%   0.30%     6.73%      95.15%   10,109
 *1986 . .  1.27     .0720     .1413      .2133    (.0723)    (.0610)     1.35    16.96    0.30      5.26       71.56    12,780
 *1987 . .  1.35     .0681     .0305      .0986    (.1126)    (.1860)     1.15     7.15    0.30      5.06       77.97    28,647
 *1988 . .  1.15     .0694     .0181      .0875    (.0675)     --         1.17     8.08    0.30      5.80       74.51    33,337
 *1989 . .  1.17     .0741     .1108      .1849    (.0777)    (.0372)     1.24    15.66    0.30      5.87      140.55    33,186
  1990 . .  1.24     .0733    (.0515)     .0218    (.0718)     --         1.19     1.53    0.30      6.07       72.89    36,022
  1991 . .  1.19     .0672     .2083      .2755    (.0655)     --         1.40    23.33    0.30      5.11       55.46    40,981
  1992 . .  1.40     .0622     .0086      .0708    (.0607)    (.0201)     1.39     5.61    0.30      4.45       43.28    47,378
  1993 . .  1.39     .0613     .0837      .1450    (.0651)    (.1399)     1.33     9.91    0.30      4.24       70.91    51,955
  1994 . .  1.33     .0404    (.0451)    (.0047)   (.0005)    (.0149)     1.31     0.16    0.30      4.78       42.35 1,315,774
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Stock Portfolio
**1994 . . $1.00    $.0102   $(.0119)   $(.0017)  $(.0101)   $(.0082)    $0.98     0.34%++ 0.78%*    1.93%*     54.18%   65,757
-----------------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
**1994 . . $1.00    $.0133    $.0011     $.0144   $(.0131)   $(.0024)    $1.00     1.55%++ 0.71%*    2.30%*     16.51%   41,908
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
 *1990 . . $1.00    $.0050    $.0098     $.0148   $(.0048)    $--        $1.01     1.89%++ 0.07%     0.50%        -- %   10,367
 *1991 . .  1.01     .0092     .5587      .5679    (.0077)    (.0202)     1.55    56.00    0.84      0.69       44.28    34,687
 *1992 . .  1.55     .0057     .0928      .0985    (.0049)    (.0036)     1.64     5.95    0.75      0.39       81.96    78,232
 *1993 . .  1.64     .0008     .3099      .3107    (.0007)    (.0300)     1.92    19.11    0.66      0.05       63.63   102,186
**1994 . .  1.91     .0036     .0859      .0895    (.0005)     --         2.00     4.47++  0.58*     0.29*      21.54   163,628
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
**1994 . . $1.00    $.0567   $(.0310)    $.0257   $(.0562)   $(.0028)    $0.97     3.02%++ 0.73%*    9.40%*    130.78%   36,590
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio
 *1993 . . $1.00    $.0126    $.2294     $.2420   $(.0105)   $(.0015)    $1.23    24.64%++ 0.70%     1.14%       3.62%  113,795
**1994 . .  1.22     .0182    (.0113)     .0069    (.0209)    (.0111)     1.19     0.11++  0.87*     2.28*      10.97   245,609
-----------------------------------------------------------------------------------------------------------------------------------


   *Not covered by current report of independent accountants.
  **For the period of May 3, 1994 (commencement of operations) through December
    31, 1994.
   +Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees.
  ++Reflects total return for the period; not annualized.
   *Computed on an annualized basis.

    For the seven-day period ended on February 28, 1995, the Money Market Portfolio's yield was 5.82% and was equivalent to a compound effective yield of 5.99%. This yield does not reflect charges imposed by Northwestern Mutual Life under variable annuity contracts and variable life insurance policies and, therefore, may be of limited comparative value. An explanation of the calculation of the yield is included in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of each Portfolio are described below. The investment objective of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. The details of the investment policies of a Portfolio may be changed by the Fund's Board of Directors without a vote of the shareholders. For example, such details include investments in new types of debt instruments which may be devised in the future or which are presently in disuse but may become more prominent in the future and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the Portfolio's present policies.

    There can be no assurance that the objectives of the Portfolios will be realized. Investment in equity securities inherently involves the risks associated with the affairs of each issuer of the securities as well as general market risks. The same is true of investment in debt securities. Debt securities tend to decline in value when interest rates rise; this effect is greater for longer term bonds and relatively minor for short term cash instruments which are about to mature. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Balanced Portfolio may invest too much or too little of its assets in each type of security at any particular time. Investment in the International Portfolio involves an array of special risk considerations. Some of these are briefly described below. A longer description is included in the Statement of Additional Information.

Index 500 Stock Portfolio

    The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

    The S&P 500 Index is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are
trademarks of McGraw-Hill, Inc. and have been licensed for use by Northwestern Mutual Life. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

    The Index 500 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.

    The Index 500 Stock Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. A portion of the assets may at times be invested in investment grade debt securities, short term commercial paper and United States Treasury obligations, as well as option contracts, stock index futures contracts, and repurchase agreements. See "Financial Futures Contracts", p. 12 and "Repurchase Agreements and Warrants", p. 12.

Select Bond Portfolio

    The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital.

    The Select Bond Portfolio's assets will be invested in the following types of securities:

    1. publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB);

    2. obligations of or guaranteed by the United States Government or its agencies;

    3. obligations (payable in U.S. dollars) of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the three highest grades as determined by Moody's Investors Service, Inc. or Standard & Poor's Corporation and do not exceed 10% of the Portfolio's total assets;


    4. publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the two highest grades as determined by Fitch's Investor's Service, Inc. (AAA or AA), and certificates of deposit of such banks or bank holding companies;

    5. commercial paper having a rating within the two highest investment grades, as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's Corporation (A-1 or A-2);


    6. straight debt securities acquired directly from the issuers in private placement transactions, which securities, in the judgment of the Fund's Board of Directors, are of investment quality comparable to publicly offered straight debt securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation, or better;

    7.   cash or cash equivalents; and

    8. preferred stocks and obligations not described above, including convertible securities, securities carrying warrants to purchase equity securities and securities acquired directly from the issuers in private placement transactions other than those securities described above.

    A description of the ratings provided by Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch's Investor's Service, Inc. is included in the Statement of Additional Information.

    The Select Bond Portfolio will not invest in common stocks directly, but may retain up to 10% of its total assets in common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

    At least 70% of the Select Bond Portfolio's total assets will normally be invested in bonds and debentures which have maturities of at least one year. However, during periods of particular volatility or when an unusual decline in the value of long-term obligations is anticipated, for temporary defensive purposes the Select Bond Portfolio may place a larger portion of its assets in cash and short-term obligations. During such periods the Select Bond Portfolio's holdings of short-term obligations and equity securities may temporarily exceed an aggregate total of 30% of the Select Bond Portfolio's total assets.

    The Select Bond Portfolio invests in obligations of a number of U.S. Government agencies. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Select Bond Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

    The Select Bond Portfolio may also invest in interest rate futures contracts and repurchase agreements. See "Financial Futures Contracts", p. 12 and "Repurchase Agreements and Warrants", p. 12.

 Money Market Portfolio

    The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

    The assets of the Money Market Portfolio will be invested in money market instruments and other debt securities with maturities generally not exceeding one year. Such instruments may include the following:

    1. U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies;

    2. obligations of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations do not exceed 10% of the Money Market Portfolio's total assets;

    3. obligations (including certificates of deposit, time deposits, or bankers' acceptances) of U.S. or Canadian chartered banks having total assets in excess of $1,000,000,000, U.S. branches of foreign banks where said foreign banks have total assets in excess of $10,000,000,000, and U.S. savings and loan associations having total assets in excess of $1,000,000,000, and Eurodollar certificates of deposit issued by foreign branches of U.S. banks where said banks have total assets in excess of $1,000,000,000 (see "Eurodollar Certificates of Deposit");

    4. commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's Corporation (A-1 or A-2), or commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, or A) or Standard & Poor's Corporation (AAA, AA or A); and

    5. publicly traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

    A glossary of the following terms is included in the Statement of Additional Information: certificates of deposit, Eurodollar certificates of deposit, time deposits, bankers' acceptances, variable amount master notes and commercial paper. A description of the ratings provided by Moody's Investors Service, Inc. and Standard & Poor's Corporation is also included in the Statement of Additional Information.

    The Money Market Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.

    U.S. Government and agency obligations held by the Money Market Portfolio consist primarily of discounted or interest-bearing notes with average maturities of ninety days or less. The Money Market Portfolio invests most frequently in obligations of the following agencies of the U.S. Government:
Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, a private corporation, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Money Market Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

    The Money Market Portfolio may also invest in repurchase agreements. See "Repurchase Agreements and Warrants", p. 12.

Balanced Portfolio

    The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income including dividends, interest and discount accruals and appreciation.

    The assets of the Balanced Portfolio will be invested in the following three market sectors:

    1. Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

    2. Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests.

    3. Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.

    The Balanced Portfolio will continuously adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. Not more than 75% of the Balanced Portfolio's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Balanced Portfolio's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors. Major changes in investment mix may occur several times within a year or over several years depending upon market and economic conditions. The Balanced Portfolio's investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.

Growth and Income Stock Portfolio

    The investment objectives of the Growth and Income Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in American Depositary Receipts (ADRs).

    The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the S&P 500 Index. The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500 Index. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Portfolio will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

    The Portfolio does not seek to achieve its objective with any individual investment security, but rather it aims to manage all of its assets in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Portfolio may under- or over-weight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500 Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

    During ordinary market conditions, the Portfolio will be as fully invested as practicable in the equity securities described above. The Portfolio may enter into firm commitment agreements, purchase securities on a "when-issued" basis, and invest in various foreign securities if U.S. exchange-listed. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations that are rated in the highest two rating categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, are determined to be of equal quality by the manager of the Portfolio, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's Investors

Service, Inc. or Standard & Poor's Corporation, or if unrated, are determined to be of equal quality by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

    Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or, if not so rated, will be of comparable quality as determined by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

    In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. See "Financial Futures Contracts", p. 12 and the Statement of Additional Information for a description of these techniques and their attendant risks.

Growth Stock Portfolio

    The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

    The Growth Stock Portfolio invests primarily in common stocks of well-established companies, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

    The market capitalization of companies the Portfolio may invest in is not limited by size, but the Portfolio will generally invest in large- and medium-sized companies. The aim of the Portfolio is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies, while emphasizing high quality investments.

    The Portfolio may invest in any of the securities in which the Growth and Income Stock Portfolio or the Aggressive Growth Stock Portfolio may invest, including, but not limited to, preferred stock, convertible bonds, short-term commercial paper, and covered call options.

    Portfolios emphasizing growth-oriented investments may experience above average price volatility. An investment in the Growth Stock Portfolio can present more risk than an investment in the Index 500 Stock Portfolio. The Growth Stock Portfolio is designed for long-term investors seeking capital appreciation.

Aggressive Growth Stock Portfolio

    The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

    The assets of the Aggressive Growth Stock Portfolio will be invested primarily in common stocks and other equity securities such as preferred stocks and debt securities with conversion privileges or warrants. From time to time assets may be invested in investment grade debt securities, short-term commercial paper and United States Treasury obligations, or temporarily held in cash uninvested for periods when the manager determines that economic conditions call for such action. The Aggressive Growth Stock Portfolio may also invest in covered call option contracts, stock index futures contracts, including indexes on specific industries, repurchase agreements and warrants. See "Financial Futures Contracts", p. 12 and "Repurchase Agreements and Warrants", p. 12. A description of covered call options is included in the Statement of Additional Information. Because the Aggressive Growth Stock Portfolio will, for the most part, be investing in stocks which possess substantial price volatility, an investment in the Aggressive Growth Stock Portfolio will present more risk than an investment in the Growth Stock Portfolio.

High Yield Bond Portfolio

    The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation.

    The High Yield Bond Portfolio seeks to achieve its objective by investing primarily in a diversified selection of fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. or BB+ or lower by Standard & Poor's Corporation. A description of the ratings provided by the major rating agencies is included in the Statement of Additional Information. The Portfolio may also invest in nonrated securities.

    The securities in which the High Yield Bond Portfolio will invest are considered speculative and are sometimes known as "junk bonds". These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not so strong as that of other issuers. High yield fixed income securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield fixed income securities are not appropriate for short-term investment purposes.

    The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies which have stable or improving fundamental financial characteristics. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.

    The risk that the issuer of a fixed income security may fail to pay principal and interest when due is referred to as "credit risk". Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer's creditworthiness and general liquidity in the financial market is "market risk". The value of the securities held by the High Yield Bond Portfolio will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of the Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio's investments.

    The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Fund's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

     In addition to notes and bonds, the High Yield Bond Portfolio may invest in preferred stocks and convertible securities, including warrants or other equity securities issued as part of a fixed income offering. The Portfolio may purchase put and call options, on individual securities as well as indexes, and may write covered call and secured put options. A description of put and call options is included in the Statement of Additional Information. The Portfolio may invest available temporary cash in short- term obligations, including those in which the Money Market Portfolio may invest. The Portfolio may invest more substantially in such short- term obligations or in investment grade securities (rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poor's Corporation) when market conditions warrant a more defensive investment posture.

    The High Yield Bond Portfolio may invest in foreign securities consistent with its investment objective. Some of the risks associated with investments in foreign securities are briefly set forth in the description of the International Equity Portfolio below. Such investments may be in United States currency denominated debt issues or in debt securities in the currency of other nations. The Portfolio may, but will not necessarily, attempt to hedge its exposures by engaging in transactions in foreign currency futures contracts. For a discussion of the risks involved in these contracts see "Financial Futures Contracts", p. 12.

International Equity Portfolio

    The International Equity Portfolio seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. In pursuit of its investment objective, the Portfolio will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States. Any income realized will be incidental. Although the Portfolio generally invests in common stocks, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Moody's Investors Service, Inc. or Standard & Poor's Corporation or which are unrated by any rating agency. See Appendix in the Statement of Additional Information for a description of the ratings presented by Moody's Investors Service, Inc. and Standard & Poor's Corporation.

    For temporary defensive purposes, the Portfolio may invest without limit in commercial paper, certificates of deposit, bank time deposits in the currency of any nation, bankers acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities.

    The International Equity Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Portfolio's total assets. See "Financial Futures Contracts", p. 12.

    The International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities or issuers in those nations. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

    In many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. It may be more difficult to obtain or enforce judgments obtained against foreign entities. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. The International Equity Portfolio may invest in Eastern Europe. This involves special risks that are described in the Statement of Additional Information.

FINANCIAL FUTURES CONTRACTS

    Each of the Portfolios (except the Select Bond, High Yield Bond and Money Market Portfolios) may enter into stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market values of common stocks. The Select Bond, High Yield Bond, Balanced and International Equity Portfolios may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios. The Portfolios' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

    A Portfolio will not enter into a futures contract if, as a result thereof,
(i) the aggregate market value of all open futures positions would exceed one-third of the Portfolio's total assets or (ii) the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Portfolio's total assets. More than 5% of the Portfolio's total assets may be committed to the aggregate of initial and variation margin payments however. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Portfolio with the Fund's custodian.

    Financial futures prices are volatile and difficult to forecast and the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

    Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. A relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

    A description of financial futures contracts is included in the Statement of Additional Information.

EURODOLLAR CERTIFICATES OF DEPOSIT

    The Money Market, Balanced, Growth and Income Stock, Growth Stock and High Yield Bond Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

REPURCHASE AGREEMENTS AND WARRANTS

    Certain securities of each Portfolio may be subject to repurchase agreements. Each of the Portfolios (except the Select Bond and Money Market Portfolios) may also invest in warrants. A description of repurchase agreements and warrants is included in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The significant investment restrictions common to all the Portfolios are described below. The investment restrictions of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. These investment restrictions provide that each Portfolio will not:

    1. Acquire more than 25% of any class of equity securities of any one issuer.

    2. With respect to at least 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding voting securities of any one issuer.

    3. Purchase the securities of any other investment company, except in open-market transactions involving no commission or profit to a dealer (other than the customary broker's commission) or in connection with mergers, consolidations or acquisitions of assets, in amounts not exceeding 10% of the total assets of the Portfolio.

    4. Invest more than 15% of the value of the total assets of the Portfolio in securities which are restricted as to disposition under federal securities laws and in other illiquid assets. For the Money Market Portfolio the limit is 10%.

    5. Invest more than 25% of the value of the total assets of the Portfolio in securities of issuers in any one industry except for investments by the Money Market Portfolio and the Balanced Portfolio in U.S. Treasury Bills, other obligations of or guaranteed by the U.S. Government or its agencies, certificates of deposit or bankers' acceptances.

    6. Make loans aggregating more than 10% of the total assets of the Portfolio at any one time, provided that neither the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, nor the purchase of short-term debt securities, is to be considered as a loan.

    Additional investment restrictions are included in the Statement of Additional Information.

MANAGEMENT OF THE FUND

    The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The Fund's investment adviser is NMIS, a wholly-owned subsidiary of Northwestern Mutual Life. NMIS' address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS has served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual Life, subject to the supervision and control of the boards of directors of the funds, since their incorporation. NMIS provides investment advice and recommendations regarding the purchase and sale of securities for the Fund's Portfolios.

    Northwestern Mutual Life employs a full staff of investment personnel to manage its investment assets. Northwestern Mutual Life's personnel and related facilities are utilized by NMIS in performing its investment advisory functions.

    J. P. Morgan Investment Management, Inc. ("J. P. Morgan Investment"), a Delaware corporation with principal offices at 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J. P. Morgan & Co., is the sub-adviser for the Growth and Income Stock Portfolio. Templeton Investment Counsel, Inc. ("Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the International Equity Portfolio. Each of the sub-advisers has been retained by Northwestern Mutual Life and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Portfolio, subject to the general control of the Board of Directors of the Fund.

PORTFOLIO MANAGERS

    Mark G. Doll, Senior Vice President and Treasurer of Northwestern Mutual Life, joined Northwestern Mutual Life in 1972 and hold B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered

Financial Analyst. Mr. Doll is responsible for the publicly traded investments of Northwestern Mutual Life and for investment management of the Balanced Portfolio.

    Patricia L. Van Kampen, Vice President of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual Life, and for investment management of the Balanced Portfolio.

    William R. Walker, Director of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Aggressive Growth Stock Portfolio, as well as the small company portfolio of Northwestern Mutual Life.

    Julie M. Van Cleave, Director of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Madison. Ms. Van Cleave is a Chartered Financial Analyst and has primary responsibility for the Growth Stock Portfolio and the large company portfolio of Northwestern Mutual Life.

    Steven P. Swanson, Vice President-Securities of Northwestern Mutual Life, joined Northwestern Mutual Life in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is responsible for the High Yield Bond Portfolio and also manages the high yield bond portfolio of Northwestern Mutual Life.

    Timothy Doubek, Associate Director-Public Fixed Income of Northwestern Mutual Life, joined Northwestern Mutual Life in 1987. He received a B.A. degree from the University of Wisconsin-Milwaukee and an M.B.A. from the University of Michigan. Mr. Doubek is a Chartered Financial Analyst and has primary investment responsibility for the Select Bond Portfolio, the fixed-income securities of the Balanced Portfolio and various portfolios of Northwestern Mutual Life.

    Lisa J. Waller, Vice President of J.P. Morgan Investment, joined J.P. Morgan in 1982. She holds undergraduate and graduate degrees from the University of Wisconsin-Madison. Ms. Waller is a Chartered Financial Analyst. She has primary responsibility for the Growth and Income Stock Portfolio, and also manages several pension fund and mutual fund accounts.

    James E. Chaney, Senior Vice President, Equity Research and Portfolio Management of Templeton Counsel, joined Templeton Counsel in 1991. Prior to this, Mr. Chaney worked for GE Investments, where he was Vice President of International Equities. Mr. Chaney received a B.S. degree in Engineering from the University of Massachusetts, an M.S. in Engineering from Northwestern University, and an M.B.A. from Columbia University. He has primary responsibility for the International Equity Portfolio, and manages several other mutual funds and separate accounts. Mr. Chaney also has various research responsibilities at Templeton Counsel.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES

    Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio. For the Index 500 Stock Portfolio the rate is .20%, and for the Select Bond, Money Market and Balanced Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:


Portfolio                       First $50 Million          Next $50 Million                Excess
---------                       -----------------          ----------------                ------
Growth and Income Stock               .70%                       .60%                       .55%
Growth Stock                          .60%                       .50%                       .40%
Aggressive Growth Stock               .80%                       .65%                       .50%
High Yield Bond                       .60%                       .50%                       .40%
International Equity                  .85%                       .65%                       .65%

    Of the amounts received by NMIS from the Fund, the sub-adviser for the Growth and Income Stock Portfolio will be paid by NMIS at the annual rate of
 .45% on the first $100 million of the Portfolio's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million. For the International Equity Portfolio the sub-adviser will be paid by NMIS at the annual rate of .50% of the Portfolio's assets, reduced to .40% on assets in excess of $100 million.

    The following table shows the annual expenses for each of the Portfolios, as a percentage of the average net assets of the Portfolio, based on 1994 operations for the Portfolios and their predecessors:


Portfolio                    Investment Advisory Fee        Other Expenses             Total Expenses
---------                    -----------------------        --------------             --------------
Index 500 Stock                       .20%                       .04%                       .24%
Select Bond                           .30%                       .00%                       .30%
Money Market                          .30%                       .00%                       .30%
Balanced                              .30%                       .00%                       .30%
Growth and Income Stock               .69%                       .09%                       .78%
Growth Stock                          .60%                       .11%                       .71%
Aggressive Growth Stock               .56%                       .02%                       .58%
High Yield Bond                       .60%                       .13%                       .73%
International Equity                  .69%                       .18%                       .87%

CAPITAL STOCK

    The Fund was incorporated in Maryland on December 22, 1983.

    The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

    All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual Life. Shares of each Portfolio are presently being offered only to Northwestern Mutual Life and its separate investment accounts used for
variable annuity contracts and variable life insurance policies.   The shares
held in connection with certain of the separate investment accounts are voted by Northwestern Mutual Life in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual Life as general assets are voted by Northwestern Mutual Life in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual Life to vote the Fund shares in its own discretion, it may elect to do so.

    As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual Life has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

    There are no material pending legal proceedings to which the Fund is a party.

TAXES AND DIVIDENDS

    Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

    Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Index 500 Stock, Select Bond, Balanced, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, High Yield Bond and International Equity Portfolios annually, and for the Money Market Portfolio on each business day.

    Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

    1. all dividends, interest income and discount earned by the Portfolio (including original issue and market discount) and

    2.   net short-term capital gain less

    3.   all expenses of the Portfolio.

OFFERING AND REDEMPTION OF SHARES

    Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

    Equity securities listed on a stock exchange are valued at the closing sale price or, if no sale took place, the closing bid price. Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange. Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by the Merrill Lynch Bond Pricing Service. Money market instruments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of 60 days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. All other assets are valued at their fair value as determined in good faith by the Directors. Net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

    A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.



16